                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                         ZORAN CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
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     (4) Date Filed:
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
                               ZORAN CORPORATION

                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 18, 1999

                            ------------------------

TO THE STOCKHOLDERS:

    The Annual Meeting of Stockholders of ZORAN CORPORATION, a Delaware corporation (the "Company"), will be held at the offices of the Company, 3112 Scott Boulevard, Santa Clara, California on June 18, 1999 at 2:00 p.m. for the following purposes:

    1.  To elect six (6) directors.

    2. To approve an amendment to the Company's 1993 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 350,000 shares.

    3. To approve an amendment to the Company's 1995 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 100,000 shares.

    4. To ratify the appointment of PricewaterhouseCoopers LLP as the independent accountants of the Company for the fiscal year ending December 31, 1999.

    5. To transact such other business as may properly come before the meeting, or any adjournment thereof.

    Stockholders of record at the close of business on April 29, 1998 shall be entitled to vote at the meeting.

                                          By order of the Board of Directors

                                          DENNIS C. SULLIVAN
                                          SECRETARY

Santa Clara, California
May 28, 1999

IMPORTANT: PLEASE FILL IN, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN THOUGH YOU HAVE SENT IN YOUR PROXY.

                               ZORAN CORPORATION
                              3112 SCOTT BOULEVARD
                         SANTA CLARA, CALIFORNIA 95054

                            ------------------------

                                PROXY STATEMENT
                 INFORMATION CONCERNING SOLICITATION AND VOTING

                             ---------------------

GENERAL

    The enclosed Proxy is solicited on behalf of Zoran Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held June 18, 1999 at 2:00 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the offices of the Company, 3112 Scott Boulevard, Santa Clara, California. The Company's principal executive offices are located at 3112 Scott Boulevard, Santa Clara, California. Its telephone number at that address is (408) 919-4111.

    These proxy solicitation materials were mailed on or about May 28, 1999 to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE

    Stockholders of record at the close of business on April 29, 1999 are entitled to notice of, and to vote at, the Annual Meeting. At the record date, 10,380,053 shares of the Company's Common Stock, $0.001 par value, were issued and outstanding.

REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING

    The shares represented by the proxies received will be voted as you direct. If you give no direction, the shares will be voted as recommended by the Board of Directors. Each stockholder is entitled to one vote for each share of stock held by him or her on all matters.

SOLICITATION

    The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional soliciting materials sent to stockholders. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram. Except as described above, the Company does not currently intend to solicit proxies other than by mail.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

    The Company's bylaws require advance notice of any stockholder proposals to be brought before a stockholders' meeting. Under the bylaws, in order for business to be properly brought before a meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder proposal to be presented at an annual meeting must be received at the Company's principal executive offices not less than 120 calendar days in advance of the date that the

Company's proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, or in the event of a special meeting, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

    Accordingly, proposals of stockholders intended to be presented at the 2000 Annual Meeting of Stockholders must be received by the Company no later than January 29, 2000. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission (the "SEC").

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

    A board of six directors will be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the six nominees named below. All of the nominees are currently directors of the Company.

    If elected, Management's nominees will serve as directors until the Company's next Annual Meeting of Stockholders and until their successors are elected and qualified. If a nominee declines to serve or becomes unavailable to serve for any reason, or if another vacancy occurs before the election (although Management knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominee as management may designate.

    If a quorum is present and voting, the six nominees for director receiving the highest number of votes will be elected as directors. Abstentions and shares held by brokers that are present but not voted because the brokers were prohibited from exercising discretionary authority (i.e., "broker non-votes") will be counted as present for purposes of determining if a quorum is present.

    The table below sets forth, for the current directors and the nominees to be elected at the Annual Meeting, certain information with respect to age and background.

NAME OF NOMINEE                   AGE      PRINCIPAL OCCUPATION                        DIRECTOR SINCE
----------------------------      ---      ------------------------------------------  ---------------
Levy Gerzberg...............          54   President and Chief Executive Officer of            1981
                                           the Company

Uzia Galil..................          74   Chairman of the Board of Directors, Elron           1983
                                           Electronics Industries, Ltd.

George T. Haber.............          47   President and Chief Executive Officer,              1996
                                           GigaPixel Corporation

James D. Meindl.............          66   Professor of Microelectronics, Georgia              1986
                                           Institute of Technology

Arthur B. Stabenow..........          60   Chairman of the Board and Chief Executive           1990
                                           Officer, Micro Linear Corporation

Philip M. Young.............          59   General Partner, U.S. Venture Partners              1986

    Dr. Gerzberg was a co-founder of the Company in 1981 and has served as its President and Chief Executive Officer since December 1988 and as a director since 1981. Dr. Gerzberg also served as the Company's President from 1981 to 1984 and as its Executive Vice President and Chief Technical Officer from 1985 to 1988. Prior to co-founding the Company, Dr. Gerzberg was Associate Director of Stanford University's Electronics Laboratory. Dr. Gerzberg holds a Ph.D. in Electrical Engineering from Stanford University and an M.S. in Medical Electronics and a B.S. in Electrical Engineering from the Technion-Israel Institute of Technology (the "Technion") in Haifa, Israel.

    Mr. Galil has been a director of the Company since 1983 and has served as Chairman of the Board of Directors since October 1993. Mr. Galil is Chairman of the Board of Directors of Elron Electronic Industries Ltd. ("Elron"), an Israeli high technology holding company, and has been its president and Chief Executive Officer since its formation in 1962. Mr. Galil has also served as Chairman of the Board of Directors of Elbit Ltd. ("Elbit"), an affiliate of Elron which develops, manufactures and markets advanced computer-based electronic imaging systems and products for medical imaging, defense, communications, and multimedia applications, since January 1981, as Chairman of the Executive Committee of Elbit's

Board of Directors from 1978 to 1985 and President of Elbit from 1978 to 1985. Mr. Galil was reappointed as Chairman of Elbit's Executive Committee in May 1986. Mr. Galil also serves as a director of the Executive Committee of Elscint Ltd., a manufacturer of computer-based medical diagnostic imaging systems, and as a member of the Board of Directors of Opal, Inc., Orbotech Ltd. and NetManage Inc. From 1980 to 1990, Mr. Galil served as Chairman of the International Board of Governors of the Technion. Mr. Galil has been a member of the advisory committee of the Bank of Israel since 1991. Mr. Galil holds a M.S. in Electrical Engineering from Purdue University and a B.S. from the Technion. Mr. Galil has also been awarded an honorary doctorate in technical sciences by the Technion in recognition of his contribution to the development of science-based industries in Israel, an honorary doctorate in philosophy by the Weizmann Institute of Science and an honorary doctorate in engineering by Polytechnic University, New York. Mr. Galil is also a past recipient of the Israel Industry Prize.

    Mr. Haber has been a director of the Company since December 1996. Mr. Haber also served as Executive Vice President of the Company from December 1996 to August 1997. Since August 1997, Mr. Haber has served as President and Chief Executive Officer of GigaPixel Corporation, a developer of 3-D graphics rendering systems. Mr. Haber was a founder of CompCore Multimedia, Inc., a developer of multimedia software and semiconductor products ("CompCore"), and served as its President, Chief Executive Officer, Chief Financial Officer and a director from its founding in November 1993 until its acquisition by the Company in December 1996. Prior to founding CompCore, Mr. Haber held engineering positions at Toshiba/SGI from January 1993 to August 1993 and Sun Microsystems, Inc. from 1990 to January 1993. Mr. Haber holds a B.A. from the Technion.

    Professor Meindl has been a director of the Company since March 1986. Professor Meindl has been a professor of microelectronics at Georgia Institute of Technology since November 1993. From September 1986 to November 1993, Professor Meindl served as Provost and Senior Vice President of Academic Affairs at Rensselaer Polytechnic Institute. Prior thereto, Professor Meindl was a professor of electrical engineering and Director of the Stanford Electronics Laboratory and Center for Integrated Systems at Stanford University. Professor Meindl is also a director of SanDisk, Inc. and Digital Microwave.

    Mr. Stabenow has been a director of the Company since November 1990. Mr. Stabenow has served as Chief Executive Officer of Micro Linear Corporation, a semiconductor company, since March 1985, and as Chairman of the Board of that company since August 1989.

    Mr. Young has been a director of the Company since January 1986. Mr. Young has been a general partner of U.S. Venture Partners, a venture capital partnership, since April 1990. Mr. Young is also a director of The Immune Response Corporation, CardioThoracic Systems, Inc., Vical Incorporated and 3Dfx Interactive, Inc.

BOARD MEETINGS AND COMMITTEES

    The Board of Directors of the Company held four meetings during the year ended December 31, 1998. The Board of Directors has a Compensation Committee and an Audit Committee. The Board of Directors has no standing nominating committee or committee performing similar functions. During the fiscal year ended December 31, 1998, no incumbent director attended fewer than 75% of the aggregate of (i) all meetings of the Board of Directors (held during the period in which such director served) and (ii) all meetings of committees of the Board on which such director served.

    The Compensation Committee, which consists of Uzia Galil and Arthur B. Stabenow, is responsible for reviewing the performance of the officers of the Company and making recommendations to the Board concerning salaries and incentive compensation for such officers. The Compensation Committee held two meetings during the year ended December 31, 1998.

    The Audit Committee, which consists of Mr. Stabenow and James D. Meindl, is responsible for reviewing the Company's financial statements and significant audit and accounting practices with the Company's independent auditors and making recommendations to the Directors with respect thereto. The Audit Committee held four meetings during the year ended December 31, 1998.

                        PRINCIPAL STOCKHOLDERS AND SHARE
                            OWNERSHIP BY MANAGEMENT

    The following table sets forth certain information known to the Company relating to the beneficial ownership of the Company's Common Stock, as of March 31, 1999, by: (i) each person who is known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock; (ii) each executive officer named in the tables set forth under "Executive Compensation";
(iii) each director; and (iv) all executive officers and directors as a group:

                                                                                    NUMBER OF SHARES
                                                                                      BENEFICIALLY
NAME AND ADDRESS                                                                        OWNED(1)         PERCENT(1)
--------------------------------------------------------------------------------  --------------------  -------------
Elron Electronic Industries Ltd.(2).............................................         1,463,965             14.1%
  Advanced Technology Center
  P.O. Box 1513
  Haifa 31015, Israel

The Israel Corporation, Ltd.....................................................           925,440              8.9%
  Asia House, 4, Weizman Street
  Tel Aviv, 64239, Israel

Levy Gerzberg, Ph.D.(3).........................................................           456,414              4.2%

George T. Haber(4)..............................................................           324,332              3.1%

Aharon Aharon(5)................................................................           142,273              1.4%

Isaac Shenberg, Ph.D.(6)........................................................           109,053              1.0%

Paul R. Goldberg(7).............................................................            85,386                *

Alex Sinar(8)...................................................................            60,053                *

Arthur B. Stabenow(9)...........................................................            44,981                *

James D. Meindl, Ph.D.(10)......................................................            44,742                *

Philip M. Young(11).............................................................            35,695                *

Uzia Galil(12)..................................................................            35,100                *

All directors and executive officers as a group
  (14 persons)(13)..............................................................         1,454,161             13.9%

------------------------

*   Represents less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable, or will become exercisable within 60 days after March 31, 1999, are deemed outstanding. Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person. In general, options granted under the 1993 Option Plan are fully exercisable from the date of grant, subject to the Company's right to repurchase any unvested shares at the original exercise price in the event of termination of the optionee's employment. Unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

(2) Mr. Galil, a director of the Company, is Chairman of the Board, President and Chief Executive Officer of Elron.

(3) Includes 441,323 shares subject to stock options that are currently exercisable.

(4) Includes 55,660 shares held by Mr. Haber as custodian for Sabrina Cismas and 55,660 shares held by him as custodian for Cristina Cismas.

(5) Includes 82,800 shares subject to stock options that are currently exercisable.

(6) Includes 99,785 shares subject to stock options that are currently exercisable.

(7) Includes 48,124 shares subject to stock options that are currently exercisable.

(8) Includes 33,921 shares subject to stock options that are currently exercisable.

(9) Includes 34,400 shares subject to stock options that are currently exercisable.

(10) Includes 1,176 shares held by James and Frederica Meindl as trustees of the Meindl Trust dated February 4, 1972. Also includes 43,566 shares subject to stock options that are currently exercisable.

(11) Includes 35,666 shares subject to stock options that are currently exercisable.

(12) Includes 3,008 shares held by Ella Galil. Mr Galil and Ella Galil are husband and wife. Mr. Galil may be deemed to be a beneficial owner of shares held by Ella Galil, although Mr. Galil disclaims beneficial ownership of such shares. Also includes 34,400 shares subject to stock options that are currently exercisable. Excludes 1,463,965 shares held by Elron. Mr Galil is Chairman of the Board, President and Chief Executive Officer of Elron and may be deemed to be a beneficial owner of shares held by it, although Mr Galil disclaims beneficial ownership of such shares.

(13) Includes 992,676 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after March 31, 1999. Excludes shares held by Elron, which may be deemed to be beneficially owned by Mr. Galil, but as to which he disclaims beneficial ownership. See footnotes (2) and (12) above. Excludes shares and options held by Mr. Sinar, who is a Named Executive Officer but was no longer employed by the Company as of March 31, 1999.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater-than-10% beneficial owners are required by SEC regulation to furnish the Company with copies of all reports they file under
Section 16(a).

    To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with during the year ended December 31, 1998, except that one transaction was reported late by each of Dr. Gerzberg and Mr. Haber.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table sets forth information concerning the compensation received for services rendered to the Company during the years ended December 31, 1996, 1997 and 1998 by the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company whose total salary and bonus for such fiscal year exceeded $100,000 (collectively, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG-TERM
                                                                                        COMPENSATION
                                                                                           AWARDS
                                                                                        -------------
                                                                ANNUAL COMPENSATION        OPTIONS
                                                             -------------------------     GRANTED       ALL OTHER
NAME AND PRINCIPAL POSITION                         YEAR     SALARY(1)       BONUS        (SHARES)     COMPENSATION
------------------------------------------------  ---------  ----------  -------------  -------------  -------------
Levy Gerzberg, Ph.D.............................       1998  $  294,270          --        231,666(2)   $     154(3)
  President and Chief                                  1997  $  270,095  $  100,000         75,000      $     538(3)
  Executive Officer                                    1996  $  250,000  $  100,000             --      $     832(3)

Paul R. Goldberg(4).............................       1998  $  149,209          --         55,000(2)   $     120(3)
  Vice President, Audio                                1997  $  136,166  $   58,750         10,000      $     518(3)
  Products and Intellectual Properties                 1996  $   68,539          --             --            140(3)

Isaac Shenberg, Ph.D.(5)........................       1998  $  145,000          --         55,000(2)   $  24,430(6)
  Vice President, Sales                                1997  $  120,542  $   50,000         40,000      $  44,169(6)
  and Marketing                                        1996  $  108,890      60,000             --      $  25,399(6)

Aharon Aharon(7)................................       1998  $  160,000          --        110,000(2)   $  28,652(6)
  Vice President, Engineering                          1997  $  122,653  $   45,000         60,000      $  34,053(6)

Alex Sinar(8)...................................       1998  $  137,377          --         40,000(2)   $     102(6)
  Former Vice President, Manufacturing                 1997  $  127,393  $   30,000         30,000      $     442(6)

------------------------

(1) Includes amounts (if any) deferred under the Company's 401(k) Plan.

(2) Includes options granted in replacement of repriced options to Dr. Gerzberg, Mr. Goldberg, Dr. Shenberg, Mr. Aharon and Mr. Sinar with respect to 191,666 shares, 40,000 shares, 40,000 shares, 90,000 shares and 30,000 shares, respectively.

(3) Represents premiums paid by the Company with respect to term life insurance for the benefit of Dr. Gerzberg and Messrs. Goldberg and Sinar, respectively.

(4) Mr. Goldberg joined the Company as an officer in June 1996.

(5) Dr. Shenberg joined the Company as an officer in January 1995.

(6) Consists of (i) premiums paid by the Company under an insurance policy that covers certain severance and other benefits that may be payable to the Named Executive Officer and (ii) contributions by the Company toward a continuing education fund for his benefit. The Company paid insurance premiums for the benefit of Dr. Shenberg and Mr. Aharon in the amounts of $21,080 and $25,300, respectively, in 1998 and $19,086 and $17,580, respectively, in 1997, and for the benefit of Dr. Shenberg in the amount of $17,236 in 1996. In addition, the Company made continuing education contributions for the benefit of Dr. Shenberg and Mr. Aharon in the amounts of $3,350 and $3,352, respectively, in 1998 and $9,041 and $9,200, respectively, in 1997, and for the benefit of Dr. Shenberg in the amount of $8,163 in 1996.

(7) Mr. Aharon joined the Company as an officer in February 1997.

(8) Mr. Sinar became an officer of the Company in February 1997. Mr. Sinar's employment with the Company terminated in February 1999.

OPTION GRANTS

    The following table sets forth information concerning grants of options to purchase the Company's Common Stock made during the year ended December 31, 1998 to the Named Executive Officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                        POTENTIAL
                                                                                       REALIZABLE
                                                                                        VALUE AT
                                       INDIVIDUAL GRANTS IN FISCAL 1998              ASSUMED ANNUAL
                             -----------------------------------------------------   RATES OF STOCK
                                            % OF TOTAL                                    PRICE
                              NUMBER OF      OPTIONS                                  APPRECIATION
                             SECURITIES     GRANTED TO                                 FOR OPTION
                             UNDERLYING    EMPLOYEES IN   EXERCISE OR                    TERM(1)
                               OPTIONS        FISCAL         BASE       EXPIRATION   ---------------
NAME                           GRANTED       YEAR(2)       PRICE(3)        DATE      5% ($)  10% ($)
---------------------------  -----------   ------------   -----------   ----------   ------  -------
Levy Gerzberg, Ph.D........    40,000(4)        2.4%        $ 5.94      7/22/08      $149,425 $378,673
                              191,666(5)       11.5%        $ 5.94       8/4/08      $715,994 $1,814,469

Paul R. Goldberg...........    15,000(4)         .9%        $ 5.94      7/22/08      $56,035 $142,002
                               40,000(6)        2.4%        $ 5.94       8/4/08      $149,425 $378,673

Isaac Shenberg, Ph.D.......    15,000(4)         .9%        $ 5.94      7/22/08      $56,035 $142,002
                               40,000(7)        2.4%        $ 5.94       8/4/08      $149,425 $378,673

Aharon Aharon..............    20,000(4)        1.2%        $ 5.94      7/22/08      $74,713 $189,336
                               90,000(8)        5.4%        $ 5.94       8/4/08      $336,207 $852,015

Alex Sinar.................    10,000(4)         .6%        $ 5.94      7/22/08      $37,356 $94,668
                               30,000(9)        1.8%        $ 5.94       8/4/08      $112,069 $284,005

------------------------

(1) Potential gains are net of exercise price, but before taxes associated with the exercise. These amounts represent certain hypothetical gains based on assumed rates of appreciation, based on the Securities and Exchange Commission's rules, and do not represent the Company's estimate or projection of future Common Stock prices. Actual gains, if any, on stock option exercises are dependent on the future performance of the Company, overall market conditions and the optionees' continued employment through the vesting period. The amounts reflected in this table may not be achieved.

(2) The Company granted options to purchase an aggregate of 1,665,491 shares of Common Stock during the year, including options to purchase an aggregate of 924,164 shares granted in replacement of repriced options. See "Report of the Compensation Committee on Repricing of Options" and "Ten-Year Option Repricings."

(3) All options were granted at an exercise price equal to the fair market value of the Common Stock on August 4, 1998.

(4) The option vests at the rate of 1/48 of such shares for each month of continuous service to the Company after August 4, 1998.

(5) Represents options granted in replacement of repriced options, consisting of
    (i) options for an aggregate of 116,666 shares that vest as to an aggregate of 29,167 shares per month over four months and (ii) an option for 75,000 shares that vests as to 2.083 shares per month over 36 months.

(6) Represents options granted in replacement of repriced options, consisting of
    (i) options for an aggregate of 30,000 shares that vest in 24 monthly installments (ii) an option for 10,000 shares that vests in 36 monthly installments.

(7) Represents an option granted in replacement of repriced options, which vests in 36 monthly installments.

(8) Represents options granted in replacement of repriced options, consisting of
    (i) an option for 60,000 shares that vests in 30 monthly installments (ii) an option for 30,000 shares that vests in 42 monthly installments.

(9) Represents an option granted in replacement of repriced options, which vests in 36 monthly installments.

OPTION EXERCISES AND YEAR-END HOLDINGS

    The following table sets forth information concerning the stock options held as of December 31, 1998 by the Named Executive Officers:

                   AGGREGATE OPTION EXERCISES IN LAST FISCAL
                     YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                                           VALUE OF UNEXERCISED
                                                    SHARES UNDERLYING UNEXERCISED              IN-THE-MONEY
                            SHARES                   OPTIONS AT DECEMBER 31, 1998    OPTIONS AT DECEMBER 31, 1998(1)
                          ACQUIRED ON    VALUE     --------------------------------  --------------------------------
NAME                       EXERCISE     REALIZED   EXERCISABLE(2)   UNEXERCISABLE    EXERCISABLE(2)   UNEXERCISABLE
------------------------  -----------  ----------  -------------  -----------------  -------------  -----------------
Levy Gerzberg...........      16,000   $  251,315      451,323               --       $ 7,898,153              --

Paul R. Goldberg........       3,438   $   39,537       51,562               --       $   902,335              --

Isaac Shenberg..........       4,000   $   51,562      102,785               --       $ 1,798,738              --

Aharon Aharon...........          --           --      110,000               --       $ 1,925,000              --

Alex Sinar..............      21,000   $  218,375       68,921               --       $ 1,206,118              --

------------------------

(1) Based on the closing price of $17.50, as reported on the Nasdaq National Market on December 31, 1998, less the exercise price.

(2) All options are fully exercisable, subject to the Company's right to repurchase any unvested shares at the original exercise price in the event of the optionee's termination. Options (or shares issued upon exercise thereof) vest over periods of two to four years from the date of grant.

COMPENSATION OF DIRECTORS

    Directors do not receive cash compensation for their services as members of the Board of Directors.

    The Company has entered into a Professional Services Agreement with James Meindl, pursuant to which Professor Meindl provides consulting services to the Company. Under this Agreement, the Company pays Professor Meindl consulting fees of $2,500 per quarter.

    The Company's 1995 Outside Directors Stock Option Plan (the "Directors Plan") provides for formula-based grants of options to non-employee directors. Under the Directors Plan, each non-employee director of the Company is automatically granted a nonstatutory stock option to purchase 20,000 shares of Common Stock (an "Initial Option") on the date on which such person first becomes a non-employee director of the Company. Thereafter, on the date immediately following each annual stockholders' meeting, each non-employee director who is reelected at the meeting to an additional term is granted an additional option to purchase 4,800 shares of Common Stock (an "Annual Option") if, on such date, he has served on the Board of Directors for at least six months. The Directors Plan provides that each Initial Option shall become exercisable in installments as to one-fourth of the total number shares subject to the option on each of the first, second, third and fourth anniversaries of the date of grant, and each Annual Option shall become exercisable in full one year after the date of grant, subject to the director's continuous service. The exercise price per share of all options granted under the Directors Plan shall be equal to the fair market value of a share of the Company's Common Stock on the date of grant. Options granted under the Directors Plan have a term of ten years.

                      REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

COMPENSATION PHILOSOPHY

    The goals of the Company's compensation policy are to attract, retain and reward executive officers who contribute to the overall success of the Company by offering compensation that is competitive in the semiconductor industry, to motivate executives to achieve the Company's business objectives and to align the interests of officers with the long-term interests of stockholders. The Company currently uses salary, bonuses and stock options to meet these goals.

FORMS OF COMPENSATION

    The Company provides its executive officers with a compensation package consisting of base salary, incentive bonuses and participation in benefit plans generally available to other employees. In setting total compensation, the Compensation Committee considers individual and Company performance, as well as market information regarding compensation paid by other companies in the Company's industry.

    BASE SALARY. Salaries for executive officers are initially set based on negotiation with individual executive officers at the time of recruitment and with reference to salaries for comparable positions in the semiconductor industry for individuals of similar education and background to the executive officers being recruited. The Company also gives consideration to the individual's experience, reputation in his or her industry and expected contributions to the Company. Salaries are generally reviewed annually by the Compensation Committee and are subject to increases based on (i) the Compensation Committee's determination that the individual's level of contribution to the Company has increased since his or her salary had last been reviewed and (ii) increases in competitive pay levels.

    BONUSES. It is the policy of the Company that a substantial component of each officer's potential annual compensation take the form of a performance-based bonus. Bonus payments to officers other than the Chief Executive Officer are determined by the Compensation Committee, in consultation with the Chief Executive Officer, based on the financial performance of the Company and the achievement of the officer's individual performance objectives. The Chief Executive Officer's bonus is determined by the Compensation Committee, without participation by the Chief Executive Officer, based on the same factors.

    LONG-TERM INCENTIVES. Longer term incentives are provided through the 1993 Stock Option Plan, which rewards executives and other employees through the growth in value of the Company's stock. The Compensation Committee believes that employee equity ownership is highly motivating, provides a major incentive for employees to build stockholder value and serves to align the interests of employees with those of stockholders. Grants of stock options to executive officers are based upon each officer's relative position, responsibilities, historical and expected contributions to the Company, and the officer's existing stock ownership and previous option grants, with primary weight given to the executive officers' relative rank and responsibilities. Initial stock option grants designed to recruit an executive officer to join the Company may be based on negotiations with the officer and with reference to historical option grants to existing officers. Stock options are granted at market price of the Company's Common Stock on the date of grant and will provide value to the executive officers only when the price of the Common Stock increases over the exercise price.

1998 COMPENSATION

    Compensation for the Chief Executive Officer and other executive officers for 1998 was set according to the Company's established compensation policy described above. In light of the Company's financial performance during fiscal 1998, none of the Company's executive officers earned a bonus for that year.

                                          Uzia Galil

                                          Arthur B. Stabenow

                      REPORT OF THE COMPENSATION COMMITTEE
                            ON REPRICING OF OPTIONS

    In July 1998, the Compensation Committee reviewed the options held by the Company's executive officers and employees and considered the fact that the broad decline in the price of the Common Stock of the Company had resulted in a substantial number of stock options granted pursuant to the 1993 Stock Option Plan being substantially "under water"--i.e., having exercise prices well above the recent trading prices for the Common Stock. The Committee was advised by management that management believed that the Company's total compensation package for long-term employees, which included substantial amounts of under-water options, was less attractive than compensation offered by other companies in the same geographic location, because options granted to new hires at other companies would be granted at current trading prices, providing more opportunity for appreciation than the Company's options. The Committee also considered the probability that the recent decline in the Company's share price would result in perceived inequities between longer-term employees holding higher-priced options and recent hires who had been granted options with exercise prices set at the lower current trading price of the Company's shares, and that employee morale could suffer as a consequence.

    The Committee recognized that competition for highly skilled technical, managerial and marketing personnel and that stock options are an important and cost-effective means of retaining employees and providing them with an incentive to work toward the Company's success and help maximize stockholder value. The Committee recognized that an exchange of under-water options for options at fair market value would provide additional incentive to employees because of the increased potential for appreciation and also recognized that the Committee could delay the vesting schedules of the new options, so that optionees participating in the exchange would have an additional incentive to remain with the Company. On balance, considering all of these factors, the Committee determined that it would be in the best interests of the Company and its shareholders to restore the incentive for employees and executive officers to remain with the Company and to exert their maximum efforts on behalf of the Company by granting replacement stock options under the 1993 Stock Option Plan for those options with exercise prices above recent trading prices, at the optionee's election, with delayed vesting.

    Accordingly, the Committee approved an offer to all officers and other employees of the Company to exchange outstanding options with exercise prices above the then-current trading price for options with an exercise price equal to the then-current trading price, with vesting to recommence as of the effective date of the exchange, August 4, 1998 (the "Effective Date"), subject to the following:

    - If the option was vesting on a monthly basis as of the Effective Date, the option would vest in equal monthly installments over the vesting period that was remaining as of the Effective Date.

    - If the option was subject to a "vesting cliff" that had not yet vested as of the effective Effective Date (as when the first twelve months of vesting occurs in a single installment one year after the option was granted, after which monthly vesting commences), then, on the originally-scheduled cliff vesting date (the "Cliff Date"), the option would vest as to a number of shares equal to (x) the number of shares subject to the original vesting cliff, multiplied by (y) the number of months between the Effective Date and the Cliff Date, divided by (z) the number of months between the original grant date and the Cliff Date. Thereafter, the portion of the option remaining unvested would vest in equal monthly installments over the remainder of the original vesting period.

    - Notwithstanding any of the foregoing, any portion of an option that was subject to a vesting cliff that could be accelerated upon the achievement of predefined performance goals (such portion being referred to as a "Performance Option") would be subject to a new vesting cliff of equal duration commencing on the Effective Date, subject to acceleration upon the achievement of the same performance goals as applied prior to the Effective Date.

In the case of all options other than Performance Options, the amount of vesting forfeited in the exchange can be recaptured in the event that the Company achieves predefined revenue targets in any two consecutive quarters in which the Company has net income. All exchanged options will terminate no later than 10 years from the Effective Date.

    The offer to exchange options was commenced on July 22, 1998, and through the Effective Date options for 924,164 shares with exercise prices ranging from $10.63 to $19.75 were exchanged for options for an equal number of shares at an exercise price of $5.94, the closing price of the Company's Common Stock on the Effective Date. See "Ten-Year Option Repricings" table for further information concerning the repricing.

                                          Uzia Galil

                                          Arthur B. Stabenow

                           TEN-YEAR OPTION REPRICINGS

    The following table provides the specified information concerning all repricings of options to purchase the Company's Common Stock held by any executive officer of the Company since December 15, 1995, the date of the Company's initial public offering:

                                                                    MARKET
                                                      NUMBER OF    PRICE OF     EXERCISE
                                                       SHARES      STOCK AT     PRICE AT        NEW        LENGTH OF ORIGINAL
                                                     UNDERLYING     TIME OF      TIME OF     EXERCISE    OPTION TERM REMAINING
NAME AND POSITION                           DATE      REPRICED     REPRICING    REPRICING      PRICE      AT DATE OF REPRICING
----------------------------------------  ---------  -----------  -----------  -----------  -----------  ----------------------
Levy Gerzberg, Ph.D.....................     8/4/98      75,000    $    5.94    $   19.75    $    5.94   9 years
President and Chief Executive                8/4/98     116,666    $    5.94    $   10.63    $    5.94   7 years, 2 months
Officer

Aharon Aharon...........................     8/4/98      60,000    $    5.94    $   17.50    $    5.94   8 years, 6 months
Senior Vice President and                    8/4/98      30,000    $    5.94    $   17.50    $    5.94   9 years, 6 months
Chief Operating Officer

Isaac Shenberg, Ph.D....................     8/4/98      40,000    $    5.94    $   19.75    $    5.94   9 years
Senior Vice President,
Business and Strategic
Development

Karl Schneider..........................     8/4/98      10,000    $    5.94    $   13.38    $    5.94   9 years, 6 months
Vice President, Finance and
Chief Financial Officer

Paul Goldberg...........................     8/4/98      30,000    $    5.94    $   11.25    $    5.94   8 years
Vice President, Audio Products               8/4/98      10,000    $    5.94    $   19.75    $    5.94   9 years
and Intellectual Properties

Alon Ironi..............................     8/4/98      11,000    $    5.94    $   19.75    $    5.94   9 years
Vice President, Engineering,
Israel

Ronald Richter..........................     8/4/98      17,000    $    5.94    $   19.75    $    5.94   9 years
Vice President, Worldwide
Sales

Shmuel Farkash..........................     8/4/98      14,000    $    5.94    $   14.00    $    5.94   8 years, 8 months
Vice President, Video                        8/4/98      10,000    $    5.94    $   13.38    $    5.94   9 years, 6 months
Products

Alex Sinar..............................     8/4/98      30,000    $    5.94    $   19.75    $    5.94   9 years
Former Vice President,
Manufacturing

                               PERFORMANCE GRAPH

    Set forth below is a graph indicating cumulative total return at December 31, 1995, 1996, 1997 and 1998 on $100 invested, alternatively, in the Company's Common Stock, the CRSP Total Return Index for the Nasdaq Stock Market and the Nasdaq Electronic Components Stock Index on December 15, 1995 (the date of the Company's initial public offering).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          CRSP TOTAL RETURN       NASDAQ

                  Zoran  Index for the Nasdaq    Electronic
            Corporation          Stock Market    Components
12/15/95        $100.00               $100.00       $100.00
12/31/95        $153.70               $102.17        $99.70
12/31/96        $133.33               $125.66       $172.28
12/31/97         $89.35               $154.30       $180.80
12/31/98        $129.63               $242.41       $291.05

                                 PROPOSAL NO. 2
                      AMENDMENT TO 1993 STOCK OPTION PLAN

    At the Annual Meeting, the stockholders are being asked to approve an amendment to the Company's 1993 Stock Option Plan (the "Option Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 350,000 shares.

    Management believes that the availability of additional options to purchase Common Stock is necessary to enable the Company to continue to provide its employees with equity ownership as an incentive to contribute to the Company's success. The proposed increase in the share reserve under the Option Plan is necessitated by the Company's anticipated future growth and need to provide additional long-term performance incentives to current employees.

    As of March 31, 1999, 76,000 shares remained available for future option grants under the Option Plan, a number that the Board of Directors has determined to be insufficient to meet the Company's anticipated needs. In order to provide an adequate reserve of shares to permit the Company to continue to provide long-term equity incentives both in the near-term and on an ongoing basis, the Board of Directors has amended the Option Plan, subject to stockholder approval, to increase the number of shares authorized for issuance under the Option Plan by 350,000 shares.

    The Board of Directors believes that the Company's stock option program is an important factor in attracting and retaining the high caliber employees and consultants essential to the success of the Company and in aligning their long-term interests with those of the stockholders. Because competition for highly qualified individuals in the Company's industry is intense, management believes that to successfully attract the best candidates, the Company must offer a competitive stock option program as an essential component of its compensation packages. The Board of Directors further believes that stock options serve an important role in motivating their holders to contribute to the Company's continued growth and profitability. The proposed amendment is intended to ensure that the Option Plan will continue to have available a reasonable number of shares to meet these needs for the remainder of its term.

SUMMARY OF THE 1993 STOCK OPTION PLAN, AS AMENDED

    The following summary of the Option Plan is qualified in its entirety by the specific language of the Option Plan, a copy of which is available to any stockholder upon request. Additional information concerning options outstanding under the Option Plan is set forth under "Executive Compensation."

    PURPOSE

    The purposes of the Option Plan are to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentives to employees, directors and consultants of the Company and its subsidiaries to promote the success of the Company's business. The Option Plan provides for the grant of incentive stock options within the meaning of Section 422 of the Code and nonstatutory stock options.

    SHARES SUBJECT TO OPTION PLAN

    The stockholders have previously authorized the issuance of a maximum of 2,590,000 shares under the Option Plan. The Board of Directors has amended the Option Plan, subject to stockholder approval, to authorize an additional 350,000 shares for issuance upon the exercise of options granted under the Option Plan. Appropriate adjustments will be made to the shares subject to the Option Plan and the terms of outstanding options upon any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company. To the extent that any outstanding option under the Option Plan expires or terminates prior to exercise in full, the shares of Common Stock for which such option is not exercised are returned to the Option Plan and become available for future grant. As of March 31, 1999, options for 2,047,000 shares were outstanding at a weighted average exercise price of $6.98 per share and options for 1,357,407 shares had been exercised. The closing price of the Common Stock as reported on The Nasdaq National Market on March 31, 1999 was $16.375 per share.

    ADMINISTRATION

    The Option Plan is administered by the Board of Directors of the Company, or by a committee appointed by the Board and consisting of at least two members of the Board. For purposes of this discussion, the term "Board" refers to the Board of Directors or any committee authorized to administer the Option Plan. Subject to the provisions of the Option Plan, the Board determines the persons to whom options are to be granted, the number of shares to be covered by each option, whether an option is to be an incentive stock option or a nonstatutory stock option, the timing and terms of exercisability and vesting of each option, the exercise price and the type of consideration to be paid to the Company for shares acquired pursuant to an option, the time of expiration of each option, and all other terms and conditions of options granted under the Option Plan. The Board may amend, modify, extend, renew, or grant a new option in substitution for, any option, waive any restrictions or conditions applicable to any option or any shares acquired thereunder, and accelerate, continue, extend, or defer the exercisability of any option or the vesting of any shares acquired under the Option Plan. The Board is authorized to interpret the Option Plan and options granted thereunder, and all determinations of the Board are final and binding on all persons having an interest in the Option Plan or any option.

    ELIGIBILITY

    The Option Plan provides that options may be granted to current and prospective employees (including officers and employee directors), non-employee directors (other than directors serving on the Compensation Committee) and consultants of the Company and its majority-owned subsidiaries, provided that no employee of the Company or any subsidiary may be granted, in any fiscal year, options to purchase more than 500,000 shares in the aggregate. As of March 31, 1999, the Company had approximately 154 employees, including seven executive officers and three non-employee directors eligible to participate in the Option Plan. While any eligible person may be granted a nonstatutory stock option, only employees may be granted incentive stock options.

    TERMS OF OPTIONS

    Each option is evidenced by a stock option agreement between the Company and the person to whom such option is granted, which sets forth the terms and conditions of the option. The following terms and conditions generally apply to all options, unless the stock option agreement provides otherwise:

    EXERCISE OF THE OPTION. The Board determines when options granted under the Option Plan may be exercisable. In general, an option granted under the Option Plan is immediately exercisable, subject to the Company's right to repurchase any unvested shares issued upon exercise of such option, at the original exercise price, upon the optionee's termination as an employee, director or consultant of the Company. An option may be exercised by written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased (which may not be less than 10 shares), along with tender of payment to the Company of the purchase price. Unless otherwise provided in the stock option agreement, the purchase price of shares purchased upon exercise of an option may be paid by cash, check or any other means authorized by the Board and permitted by the Delaware General Corporation Law, including surrender of shares of the Company's Common Stock having a fair market value equal to the exercise price or a cashless exercise procedure in which the optionee assigns the proceeds of a sale or loan with respect to some or all of the shares acquired upon the exercise.

    EXERCISE PRICE. The exercise price of options granted under the Option Plan is determined by the Board and must not be less than: (i) the fair market value of the Common Stock on the date the option is granted in the case of incentive stock options; or (ii) 85% percent of such fair market value in the case of nonstatutory stock options. Where the participant owns stock representing more than 10% of the total combined voting power of the Company's outstanding capital stock, the exercise price for a stock option must not be less than 110% of such fair market value.

    TERMINATION OF EMPLOYMENT. If an optionee's employment or other service with the Company terminates for any reason other than permanent and total disability or death, options under the Option Plan may be exercised not later than 90 days after such termination (or such other period of time as is determined by the Board), but may be exercised only to the extent the options were exercisable on the date of termination, subject to the condition that no option may be exercised after expiration of its term.

    DISABILITY. If an optionee should become permanently and totally disabled while employed by or engaged in other service for the Company, or within 90 days after termination of employment or other service, options may be exercised at any time within 90 days following the date of disability, but only to the extent the options were exercisable on the date of termination or disability, whichever occurs first, subject to the condition that no option may be exercised after expiration of its term.

    DEATH. If an optionee should die while employed by or engaged in other service to the Company, or within 90 days after termination of employment or other service, options may be exercised at any time within one year following the date of death, but only to the extent the options were exercisable on the date of termination or death, whichever occurs first, subject to the condition that no option may be exercised after expiration of its term.

    TERMINATION OF OPTIONS. All options granted under the Option Plan expire on the date specified in the option agreement, but in no event shall the term of an incentive stock option exceed 10 years. However, no incentive stock option granted to any participant who owns stock possessing more than 10% of the total combined voting power of the Company's outstanding capital stock may have a term exceeding five years from the date of grant.

    NONTRANSFERABILITY OF OPTIONS. An option is not transferable by the optionee other than by will or the laws of descent and distribution and is exercisable during his lifetime only by him, or in the event of his death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

    OTHER PROVISIONS. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Option Plan as may be determined by the Board.

    ADJUSTMENTS UPON MERGER OR DISSOLUTION

    Upon any merger or consolidation in which the Company is not the surviving corporation, all outstanding options shall either be assumed by the surviving entity or shall terminate, unless otherwise determined by the Board. Unless otherwise determined by the Board, upon the dissolution or liquidation of the Company, all outstanding options shall terminate if they are not exercised.

    AMENDMENT AND TERMINATION OF THE OPTION PLAN

    The Board of Directors may amend the Option Plan at any time or from time to time or may terminate it without the approval of the stockholders; provided, however, that stockholder approval is required for any amendment that increases the maximum number of shares for which options may be granted or changes the standards of eligibility. However, no such action by the Board of Directors or stockholders may alter or impair any option previously granted under the Option Plan. In any event, the Option Plan will terminate in July 2003.

FEDERAL INCOME TAX CONSEQUENCES

    The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the Option Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

    INCENTIVE STOCK OPTIONS

    An optionee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who do not dispose of their shares for two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the share, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year from the date of exercise (a "disqualifying disposition"), the difference between the fair market value of the shares on the determination date (see discussion under "Nonstatutory Stock Options" below), and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. A capital gain or loss will be mid-term or long-term if the optionee's holding period is more than 12 months. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

    The difference between the option exercise price and the fair market value of the shares on the determination date of an incentive stock option (see discussion under "Nonstatutory Stock Options" below) is an adjustment in computing the optionee's alternative minimum tax taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

    NONSTATUTORY STOCK OPTIONS

    Options not designated and qualifying as incentive stock options will be nonstatutory stock options. Nonstatutory stock options have no special tax status. An optionee generally recognizes no taxable income as the result of a grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the determination date (as defined below). If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The "determination date" is the date on which the option is exercised unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares are transferable or (ii) the date on which the shares are nor subject to a substantial risk of forfeiture. If the determination date is after the exercise date, the optionee may elect, pursuant to Section 83(b) of the Code, to have the exercise date be the determination date by filing an election with the Internal Revenue Service not later than 30 days after the date the option is exercised. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. A capital gain or loss will be mid-term or long-term if the optionee's holding period is more than 12 months. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

OPTIONS GRANTED TO CERTAIN PERSONS

    During the year ended December 31, 1998: (i) Messrs. Gerzberg, Goldberg, Shenberg, Aharon and Sinar were granted options to purchase 231,666 shares, 55,000 shares, 55,000 shares, 110,000 and 40,000 shares, respectively; (ii) all current executive officers as a group were granted options to purchase an aggregate of 648,666 shares; and (iii) all current employees, including officers who are not executive officers, as a group were granted options to purchase an aggregate of 997,625 shares. The foregoing includes options granted in replacement of repriced options. See "Report of the Compensation Committee on Repricing of Options." During the year ended December 31, 1998, no options were granted under the Option Plan to any directors who are not executive officers or to any associate of any director, executive officer or Board nominee of the Company, and, other than Messrs. Gerzberg, Shenberg and Aharon, no person was granted 5% or more of the total amount of options granted under the Option Plan during that year.

REQUIRED VOTE

    The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for approval of this proposal. Abstentions will be counted as present for purposes of determining the presence of a quorum but will be treated as a vote against the proposal. Broker non-votes will be counted as present for purposes of determining the presence of a quorum but will have no effect on the outcome of the vote.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1993 STOCK OPTION PLAN.

                                 PROPOSAL NO. 3
                 AMENDMENT TO 1995 EPLOYEE STOCK PURCHASE PLAN

    At the Annual Meeting, the stockholders are being asked to approve an amendment to the Company's 1995 Employee Stock Purchase Plan (the "Purchase Plan")to increase the number of shares of Common Stock reserved for issuance thereunder by 100,000 shares. The Purchase Plan provides for the purchase of the Company's Common Stock by employees of the Company and any subsidiaries designated by the Board. Management believes that the Purchase Plan is an important factor in attracting and retaining qualified employees essential to the success of the Company. As of March 31, 1999, a total of 151,220 shares of the Company's Common Stock had been issued under the Purchase Plan, leaving 148,780 shares available for issuance.

SUMMARY OF THE 1995 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

    The following summary of the Purchase Plan is qualified in its entirety by the specific language of the Purchase Plan, a copy of which is available to any stockholder upon request.

    GENERAL

    The Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. Each participant in the Purchase Plan is granted, at the beginning of each offering under the plan (an "Offering"), the right to purchase through accumulated payroll deductions up to a number of shares of the Common Stock of the Company (a "Purchase Right") determined on the first day of the Offering. The Purchase Right is automatically exercised on the last day of each purchase period within the Offering unless the participant has withdrawn from participation in the Offering or in the Purchase Plan prior to such date.

    SHARES SUBJECT TO PURCHASE PLAN

    As proposed to be amended, a maximum of 400,000 of the Company's authorized but unissued or reacquired shares of Common Stock may be issued under the Purchase Plan, subject to appropriate adjustment in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the Company's capital structure or in the event of any merger, sale of assets or other reorganization of the Company. If any Purchase Right expires or terminates, the shares subject to the unexercised portion of such Purchase Right will again be available for issuance under the Purchase Plan.

    ADMINISTRATION

    The Purchase Plan is administered by the Board of Directors or a duly appointed committee of the Board (hereinafter referred to as the "Board"). Subject to the provisions of the Purchase Plan, the Board determines the terms and conditions of Purchase Rights granted under the plan. The Board will interpret the Purchase Plan and Purchase Rights granted thereunder, and all determinations of the Board will be final and binding on all persons having an interest in the Purchase Plan or any Purchase Rights.

    ELIGIBILITY

    Any employee of the Company or of any present or future parent or subsidiary corporation of the Company designated by the Board for inclusion in the Purchase Plan is eligible to participate in an Offering under the plan so long as the employee is customarily employed for more than 20 hours per week and more than five months in any calendar year. However, no employee who owns or holds options to purchase, or as a result of participation in the Purchase Plan would own or hold options to purchase, 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary corporation of the Company is entitled to participate in the Purchase Plan. As of March 31, 1999, 184 employees were eligible to participate in the Purchase Plan. During the fiscal year ended December 31, 1998, Messrs. Gerzberg, Goldberg, Shenberg, Aharon and Sinar purchased 1,210 shares, 839 shares, 763 shares, 1,577 shares and 773 shares, respectively, under the Purchase Plan and all current executive officers as a group and all current employees who are not executive officers (including officers who are not executive officers) as a group purchased 6,075 shares and 78,279 shares, respectively, under the Purchase Plan. During that fiscal year, no nominee for election as a director other than Dr. Gerzberg was eligible to participate in the Purchase Plan.

    OFFERINGS

    Generally, each Offering of Common Stock under the Purchase Plan is for a period of 24 months (an "Offering Period"). Offering Periods under the Purchase Plan are overlapping, with a new Offering Period beginning every six months. However, employees may only participate in one Offering at a time. Offering Periods generally commence on the first day of May and November of each year (an "Offering Date") and end on the last day of the second following April and October, respectively. Each Offering Period is generally comprised of four six-month purchase periods ("Purchase Periods"). Shares are purchased on the last day of each Purchase Period ("Purchase Dates"). The Board may establish a different term for one or more Offerings (not to exceed 27 months) or Purchase Periods or different commencement or ending dates for an Offering or a Purchase Period.

    PARTICIPATION AND PURCHASE OF SHARES

    Participation in the Purchase Plan is limited to eligible employees who authorize payroll deductions, which may not exceed 10% of compensation for each pay period during an Offering or such other rate as the Board determines. Once an employee becomes a participant in the Purchase Plan, the employee will automatically participate in each successive Offering until such time as the employee ceases to be an eligible employee, withdraws from the Purchase Plan, or terminates employment.

    The Purchase Plan provides that each participant in an Offering has a maximum Purchase Right equal to the lesser of the number of whole shares determined by dividing $50,000 by the fair market value of a share of Common Stock on the Offering Date or 5,000 shares, subject to certain limitations. These dollar and share amounts are pro-rated for any Offering Period that is less than 23 1/2 months or more than 24 1/2 months in duration. Notwithstanding any other provision of the Purchase Plan, no participant may purchase under the Purchase Plan shares of Common Stock having a fair market value exceeding $25,000 in any calendar year (measured by the fair market value of the Company's Common Stock on the Offering Date).

    At the end of each Purchase Period, a participant acquires the number of shares of the Company's Common Stock determined by dividing the total amount of payroll deductions from the participant's compensation during the Purchase Period by the purchase price, limited in any case by the number of shares subject to the participant's Purchase Right for the Offering. The purchase price per share at which the shares are sold under the Purchase Plan generally equals 85% of the lesser of the fair market value of a share of Common Stock on the Offering Date or on the Purchase Date. The fair market value of the Common Stock on any relevant date generally will be the closing price per share on such date as reported on the Nasdaq National Market. Any payroll deductions under the Purchase Plan not applied to the purchase of shares are returned to the participant, except for an amount insufficient to purchase another whole share, which amount may be applied to the next Offering.

    A participant may withdraw from an Offering at any time without affecting his or her eligibility to participate in future Offerings. However, once a participant withdraws from an Offering, that participant may not again participate in the same Offering.

    CHANGE IN CONTROL

    The Purchase Plan provides that, in the event of (i) a sale or exchange by the stockholders in a single or series of related transactions of more than 50% of the Company's voting stock, (ii) a merger or consolidation in which the Company is a party, (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company, or (iv) a liquidation or dissolution of the Company wherein, upon any such event, the stockholders of the Company immediately before such event do not retain direct or indirect beneficial ownership of more than 50% of the total combined voting power of the voting stock of the Company, its successor, or the corporation to which the assets of the Company were transferred (a "Change in Control"), the acquiring or successor corporation may assume the Company's rights and obligations under the Purchase Plan or substitute substantially equivalent Purchase Rights for such corporation's stock. If the acquiring or successor corporation elects not to assume or substitute for the outstanding Purchase Rights, the Board may adjust the next Purchase Date to a date on or before the date of the Change in Control. Any Purchase Rights that are not assumed, substituted for, or exercised prior to the Change in Control will terminate.

    TERMINATION OR AMENDMENT

    The Purchase Plan will continue until terminated by the Board of Directors or until all of the shares reserved for issuance under the Purchase Plan have been issued. The Board may amend or terminate the Purchase Plan at any time, except that the approval of the Company's stockholders is required within 12 months of the adoption of any amendment increasing the number of shares authorized for issuance under the Purchase Plan or changing the definition of the corporations that may be designated for inclusion in the Purchase Plan.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF THE PURCHASE PLAN

    The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the Purchase Plan and does not attempt to describe all potential tax consequences. Furthermore, the tax consequences are complex and subject to change, and a taxpayer's particular situation may be such that some variation of the described rules is applicable.

    A participant recognizes no taxable income either as a result of commencing to participate in the Purchase Plan or purchasing shares of the Company's Common Stock under the terms of the Purchase Plan so long as it qualifies under Section 423 of the Code. If a participant disposes of shares purchased under the Purchase Plan within two years from the first day of the applicable Offering or within one year from the Purchase Date (a "disqualifying disposition"), the participant will realize ordinary income in the year of such disposition equal to the amount by which the fair market value of the shares on the date the shares were purchased exceeds the purchase price. The amount of the ordinary income will be added to the participant's basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares will be a capital gain or loss. A capital gain or loss will be long-term if the participant's holding period is more than twelve months, otherwise it will be short-term.

    If the participant disposes of shares purchased under the Purchase Plan at least two years after the first day of the applicable Offering and at least one year after the Purchase Date, the participant will realize ordinary income in the year of disposition equal to the lesser of (i) the excess of the fair market value of the shares on the date of disposition over the purchase price or (ii) 15% of the fair market value of the shares on the first day of the applicable Offering. The amount of any ordinary income will be added to the participant's basis in the shares, and any additional gain recognized upon the disposition after such basis adjustment will be a long-term capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a long-term capital loss.

    If the participant still owns the shares at the time of death, ordinary income will be recognized in the year of death equal to the lesser of (i) the excess of the fair market value of the shares on the date of death over the purchase price or (ii) 15% of the fair market value of the shares on the first day of the Offering in which the shares were purchased.

    The Company should be entitled to a tax deduction in the year of a disqualifying disposition equal to the amount of ordinary income recognized by the participant as a result of the disposition, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. In all other cases, no deduction is allowed to the Company.

REQUIRED VOTE

    The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and voting at the Annual Meeting is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will have no effect on the outcome of the vote.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1995 STOCK PURCHASE PLAN.

                                 PROPOSAL NO. 4
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    The Board of Directors of the Company has selected PricewaterhouseCoopers LLP as independent accountants to audit the financial statements of the Company for the fiscal year ending December 31, 1998. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

    The ratification of the selection of PricewaterhouseCoopers LLP will require the affirmative vote of not less than a majority of the shares of the Company's Common Stock represented and voting at the Annual Meeting.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP.

                                 OTHER BUSINESS

    The Company currently knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS

Dated: May 11, 1999

                                 ZORAN CORPORATION

                               1993 STOCK OPTION PLAN



       1. PURPOSES OF THE PLAN. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees, Non-Employee Directors and Consultants of the Company and its Subsidiaries, and to promote the success of the Company's business. Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options at the discretion of the Committee.

       2. DEFINITIONS. As used herein, and in any Option granted hereunder, the following definitions shall apply:

               (a)    "BOARD" shall mean the Board of Directors of the Company.

               (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

               (c) "COMMON STOCK" shall mean the Common Stock of the Company.

               (d) "COMPANY" shall mean Zoran Corporation, a Delaware corporation.

               (e) "COMMITTEE" shall mean the Committee appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan. If the Board does not appoint or ceases to maintain a Committee, the term "Committee" shall refer to the Board.

               (f) "CONSULTANT" shall mean any independent contractor retained to perform services for the Company.

               (g) "CONTINUOUS SERVICE" shall mean the absence of any interruption or termination of service with the Company, a successor of the Company or any Parent or Subsidiary, whether in the capacity of an Employee, a Non-Employee Director, or a Consultant. Continuous Service shall not be considered interrupted (i) during any period of sick leave, military leave or any other leave of absence approved by the Board, (ii) in the case of transfers between locations of the Company or between the Company and any Parent, Subsidiary or successor of the Company, or (iii) merely as a result of a change in the capacity in which the Optionee renders such service provided that no interruption or termination of the Optionee's service occurs.

               (h) "DISINTERESTED PERSON" shall mean a person who has not at any time within one year prior to service as a member of the Committee (or during such service) been granted or awarded Options or other equity securities pursuant to the Plan or any other plan of the Company or any Parent or Subsidiary.

                      Notwithstanding the foregoing, a member of the Committee shall not fail to be a Disinterested Person merely because he or she participates in a plan meeting the requirements of Rule 16b-3(c)(2)(i)(A) or (B) promulgated under the Exchange Act.

               (i) "EMPLOYEE" shall mean any person, including officers (whether or not they are directors), employed by the Company or any Subsidiary.

               (j) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

               (k) "INCENTIVE STOCK OPTION" shall mean any option granted under this Plan and any other option granted to an Employee in accordance with the provisions of Section 422 of the Code, and the regulations promulgated thereunder.

               (l) "NON-EMPLOYEE DIRECTOR" shall mean any director of the Company or any Subsidiary who is not employed by the Company or such Subsidiary.

               (m) "NONSTATUTORY STOCK OPTION" shall mean an Option granted under the Plan that is subject to the provisions of Section 1.83-7 of the Treasury Regulations promulgated under Section 83 of the Code.

               (n) "OPTION" shall mean a stock option granted pursuant to the Plan.

               (o) "OPTION AGREEMENT" shall mean a written agreement between the Company and the Optionee regarding the grant and exercise of Options to purchase Shares and the terms and conditions thereof as determined by the Committee pursuant to the Plan.

               (p) "OPTIONED SHARES" shall mean the Common Stock subject to an Option.

               (q) "OPTIONEE" shall mean an Employee, Non-Employee Director or Consultant who receives an Option.

               (r) "PARENT" shall mean a "parent corporation," whether now or hereafter existing, as defined by Section 424(e) of the Code.

               (s)    "PLAN" shall mean this 1993 Stock Option Plan.

               (t) "REGISTRATION DATE" shall mean the effective date of the first registration statement filed by the Company pursuant to Section 12(g) of the Exchange Act with respect to any class of the Company's equity securities.

               (u)    "SECTION 162(m)" means Section 162(m) of the Code.

               (v) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

               (w) "SHARE" shall mean a share of the Common Stock subject to an Option, as adjusted in accordance with Section 11 of the Plan.

               (x) "SUBSIDIARY" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

       3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be issued under the Plan shall be two million nine hundred forty thousand (2,940,000). If an Option expires or becomes unexercisable for any reason without having been exercised in full, the Shares which were subject to the Option but as to which the Option was not exercised shall, unless the Plan shall have been terminated, become available for other Option grants under the Plan.

               The Company intends that as long as it is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and is not an investment company registered or required to be registered under the Investment Company Act of 1940, all offers and sales of Options and Shares issuable upon exercise of any Option shall be exempt from registration under the provisions of
Section 5 of the Securities Act, and the Plan shall be administered in such a manner so as to preserve such exemption. The Company intends that the Plan shall constitute a written compensatory benefit plan within the meaning of Rule 701(b) of 17 CFR Section 230.701 promulgated by the Securities and Exchange Commission pursuant to such Act. The Committee shall designate which Options granted under the Plan by the Company are intended to be granted in reliance on Rule 701.

       4.      ADMINISTRATION OF THE PLAN.

               (a) PROCEDURE. The Plan shall be administered by the Board. The Board may appoint a Committee consisting of not less than two (2) members of the Board to administer the Plan, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan.

                      Members of the Board or Committee who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Option to him or her.

                      The Committee shall meet at such times and places and upon such notice as the chairperson determines. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

               (b) PROCEDURE AFTER REGISTRATION DATE. Notwithstanding subsection (a) above, after the date of registration of the Company's Common Stock on a national securities exchange or the Registration Date, the Plan shall be administered either by: (i) the full Board, provided that all members of the Board are Disinterested Persons: or (ii) a Committee of two (2) or more directors, each of whom is a Disinterested Person. After such date, the Board shall take all action necessary to administer the Plan in accordance with the then effective provisions of Rule 16b-3 promulgated under the Exchange Act, provided that any amendment to the Plan required for compliance with such provisions shall be made consistent with the provisions of Section 13 of the Plan, and said regulations.

               (c) POWERS OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have the authority: (i) to determine, upon review of relevant information, the fair market value of the Common Stock; (ii) to determine the exercise price of Options to be granted, the Employees, Directors or Consultants to whom and the time or times at which Options shall be granted, and the number of Shares to be represented by each Option; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to determine the terms and provisions of each Option granted under the Plan (which need not be identical) and, with the consent of the holder thereof, to modify or amend any Option; (vi) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; (vii) to accelerate or (with the consent of the Optionee) defer an exercise date of any Option, subject to the provisions of Section 9(a) of the Plan; (viii) to determine whether Options granted under the Plan will be Incentive Stock Options or Nonstatutory Stock Options; (ix) to make all other determinations deemed necessary or advisable for the administration of the Plan; and (x) to designate which options granted under the Plan will be issued in reliance on Rule 701.

               (d) EFFECT OF COMMITTEE'S DECISION. All decisions, determinations and interpretations of the Committee shall be final and binding on all potential or actual Optionees, any other holder of an Option or other equity security of the Company and all other persons.

       5.      ELIGIBILITY AND OPTION LIMITATIONS.

               (a) PERSONS ELIGIBLE FOR OPTIONS. Options under the Plan may be granted only to Employees, Non-Employee Directors or Consultants whom the Committee, in its sole discretion, may designate from time to time. For purposes of the foregoing sentence, "Employees," "Non-Employee Directors" and "Consultants" shall include prospective Employees, prospective Non-Employee Directors and prospective Consultants to whom Options are granted in connection with written offers of employment or other service relationship. Incentive Stock Options may be granted only to Employees. Any person who is not an

Employee on the effective date of grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Employee who has been granted an Option, if he or she is otherwise eligible, may be granted an additional Option or Options. However, the aggregate fair market value (determined in accordance with the provisions of Section 8(a) of the Plan) of the Shares subject to one or more Incentive Stock Options grants that are exercisable for the first time by an Optionee during any calendar year (under all stock option plans of the Company and its Parents and Subsidiaries) shall not exceed $100,000 (determined as of the grant date).

               (b) SECTION 162(m) GRANT LIMIT. Subject to adjustment as provided in Section 11, no Employee shall be granted one or more Options within any fiscal year of the Company which in the aggregate are for the purchase of more than five hundred thousand (500,000) Shares (the "SECTION 162(m) GRANT LIMIT"). An Option which is canceled in the same fiscal year of the Company in which it was granted shall continue to be counted against the Section 162(m) Grant Limit for such period.

               (c) NO RIGHT TO CONTINUING EMPLOYMENT. Neither the establishment nor the operation of the Plan shall confer upon any Optionee or any other person any right with respect to continuation of employment or other service with the Company or any Subsidiary, nor shall the Plan interfere in any way with the right of the Optionee or the right of the Company (or any Parent or Subsidiary) to terminate such employment or service at any time.

               (d) DIRECTORS SERVING ON COMMITTEE. At any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, no member of a Committee established to administer the Plan in compliance with the "disinterested administration" requirements of Rule 16b-3, if any, while a member, shall be eligible to be granted an Option.

       6. TERM OF PLAN. The Plan shall become effective upon its adoption by the Board or its approval by vote of the holders of the outstanding shares of the Company entitled to vote on the adoption of the Plan (in accordance with the provisions of Section 18 hereof), whichever is earlier. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

       7. TERM OF OPTION. Unless the Committee determines otherwise, the term of each Option granted under the Plan shall be ten (10) years from the date of grant. The term of the Option shall be set forth in the Option Agreement.
No Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted, and no Incentive Stock Option granted to any Employee who, at the date such Option is granted, owns (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or subsidiary shall be exercisable after the expiration of five (5) years from the date such Option is granted.

       8.      OPTION PRICE AND CONSIDERATION.

               (a) OPTION PRICE. Except as provided in subsection (b) below, the option price for the Shares to be issued pursuant to any Option shall be such price as is determined by the Committee, which shall in no event be less than: (i) in the case of Incentive Stock Options, the fair market value of such Shares on the date the Option is granted; or (ii) in the case of Nonstatutory Stock Options, 85% of such fair market value. Fair market value of the Common Stock shall be determined by the Committee, using such criteria as it deems relevant; provided, however, that if there is a public market for the Common Stock, the fair market value per Share shall be the average of the last reported bid and asked prices of the Common Stock on the date of grant, as reported in THE WALL STREET JOURNAL (or, if not so reported, as otherwise reported by the NASDAQ System) or, in the event the Common Stock is listed on a national securities exchange (within the meaning of Section 6 of the Exchange Act) or on the NASDAQ National Market System (or any successor national market system), the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in THE WALL STREET JOURNAL.

               (b) TEN PERCENT SHAREHOLDERS. No Option shall be granted to any Employee who, at the date such Option is granted, owns (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, unless the option price for the Shares to be issued pursuant to such Option is at least equal to 110% of the fair market value of such Shares on the grant date determined by the Committee in the manner set forth in subsection (a) above.

               (c) CONSIDERATION. The consideration to be paid for the Optioned Shares shall be payment in cash or by check unless payment in some other manner, including other shares of the Company's Common Stock or such other consideration and method of payment for the issuance of Optioned Shares as may be permitted under Section 152 of the Delaware General Corporation Law, is authorized by the Committee at the time of the grant of the Option. Any cash or other property received by the Company from the sale of Shares pursuant to the Plan shall constitute part of the general assets of the Company.

       9.      EXERCISE OF OPTION.

               (a) VESTING PERIOD. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee and as shall be permissible under the terms of the Plan, which shall be specified in the Option Agreement evidencing the Option. Unless the Committee specifically determines otherwise at the time of the grant of the option, each Option shall vest and become exercisable, cumulatively, in four substantially equal installments on each of the first four anniversaries of the date of the grant of the option, subject to the Optionee's Continuous Service. However, no Option granted to a prospective Employee, prospective Non-Employee Director or prospective Consultant may become exercisable prior to the date on which such person commences service.

               (b) EXERCISE PROCEDURES. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option, and full payment for the Shares with respect to which the Option is exercised has been received by the Company. An Option may not be exercised for fractional shares or for less than ten (10) Shares. As soon as practicable following the exercise of an Option in the manner set forth above, the Company shall issue or cause its transfer agent to issue stock certificates representing the Shares purchased. Until the issuance of such stock certificates (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date of the transfer by the Optionee of the consideration for the purchase of the Shares, except as provided in Section 11 of the Plan. After the Registration Date, the exercise of an Option by any person subject to short-swing trading liability under Section 16(b) of the Exchange Act shall be subject to compliance with all applicable requirements of Rule 16b-3(d) or (e) promulgated under the Exchange Act.

               (c) DEATH OF OPTIONEE. In the event of the death during the Option period of an Optionee who is at the time of his death, or was within the ninety (90) day period immediately prior thereto, an Employee, Non-Employee Director or Consultant, and who was in Continuous Service from the date of the grant of the Option until the date of death or termination, the Option may be exercised, at any time within one (1) year following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the accrued right to exercise at the time of the termination or death, whichever comes first.

               (d) DISABILITY OF OPTIONEE. In the event of the permanent and total disability during the Option period of an optionee who is at the time of such disability, or was within the ninety (90) day period prior thereto, an Employee, Non-Employee Director or Consultant, and who was in Continuous Service from the date of the grant of the Option until the date of disability or termination, the Option may be exercised at any time within one (1) year following the date of disability, but only to the extent of the accrued right to exercise at the time of the termination or disability, whichever comes first, subject to the condition that no option shall be exercised after the expiration of the Option period.

               (e) OTHER TERMINATION OF CONTINUOUS SERVICE. If the Continuous Service of an Optionee shall cease for any reason other than permanent and total disability or death, he or she may, but only within ninety
(90) days (or such other period of time as is determined by the Committee) after the date his or her Continuous Service ceases, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination of Continuous Service, subject to the condition that no Option shall be exercisable after the expiration of the Option period.

               (f) EXERCISE OF OPTION WITH STOCK AFTER REGISTRATION DATE. After the Registration Date, the Committee may permit an Optionee to exercise an Option by delivering shares of the Company's Common Stock. If the Optionee is so permitted, the option agreement covering such Option may include provisions authorizing the Optionee to exercise the Option, in whole or in part, by: (i) delivering whole shares of the Company's Common Stock previously owned by such Optionee (whether or not acquired through the prior exercise of a stock option) having a fair market value equal to the aggregate option price for the Optioned
Shares issuable on exercise of the Option; and/or (ii) directing the Company to withhold from the Shares that would otherwise be issued upon exercise of the Option that number of whole Shares having a fair market value equal to the aggregate option price for the Optioned Shares issuable on exercise of the Option.  Shares of the Company's Common Stock so delivered or withheld shall be valued at their fair market value at the close of the last business day immediately preceding the date of exercise of the Option, as determined by the Committee, in accordance with the provisions of Section 8(a) of the
Plan. Any balance of the exercise price shall be paid in cash. Any shares delivered or withheld in accordance with this provision shall not again become available for purposes of the Plan and for Options subsequently granted thereunder.

               (g) TAX WITHHOLDING. After the Registration Date, when an Optionee is required to pay to the Company an amount with respect to tax withholding obligations in connection with the exercise of an option granted under the Plan, the optionee may elect prior to the date the amount of such withholding tax is determined (the "Tax Date") to make such payment, or such increased payment as the Optionee elects to make up to the maximum federal, state and local marginal tax rates, including any related FICA obligation, applicable to the Optionee and the particular transaction, by: (i) delivering cash; (ii) delivering part or all of the payment in previously owned shares of Common Stock (whether or not acquired through the prior exercise of an Option); and/or (iii) irrevocably directing the Company to withhold from the Shares that would otherwise be issued upon exercise of the Option that number of whole Shares having a fair market value equal to the amount of tax required or elected to be withheld (a "Withholding Election"). If an Optionee's Tax Date is deferred beyond the date of exercise and the Optionee makes a Withholding Election, the Optionee will initially receive the full amount of Optioned Shares otherwise issuable upon exercise of the option, but will be unconditionally obligated to surrender to the Company on the Tax Date the number of Shares necessary to satisfy his or her minimum withholding requirements, or such higher payment as he or she may have elected to make, with adjustments to be made in cash after the Tax Date.

                      Any withholding of Optioned Shares with respect to taxes arising in connection with the exercise of an Option by any person subject to short-swing trading liability under Section 16(b) of the Exchange Act shall satisfy the following conditions:

                      (i) An advance election to withhold Optioned Shares in settlement of a tax liability must satisfy the requirements of Rule 16b-3(d)(1)(i), regarding participant-directed transactions;

                      (ii) Absent such an election, the withholding of Optioned Shares to settle a tax liability may occur only during the quarterly window period described in Rule 16b-3(e);

                      (iii) Absent an advance election or window-period withholding, the Optionee may deliver shares of Common Stock owned prior to the exercise of an Option to settle a tax liability arising upon exercise of the Option, in accordance with Rule 16b-3(f); or

                      (iv) The delivery of previously acquired shares of Common Stock (but not the withholding of newly acquired Shares) will be allowed where an election under Section 83(b) of the Code accelerates the Tax Date to a day that occurs less than six (6) months after the advance election and is not within the quarterly window period described in Rule 16b-3(e).

                      Any adverse consequences incurred by an Optionee with respect to the use of shares of Common Stock to pay any part of the option Price or of any tax in connection with the exercise of an option, including without limitation any adverse tax consequences arising as a result of a disqualifying disposition within the meaning of Section 422 of the Code, shall be the sole responsibility of the Optionee. Shares withheld in accordance with this provision shall not again become available for purposes of the Plan and for Options subsequently granted thereunder.

       10. NON-TRANSFERABILITY OF OPTIONS. An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

       11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares subject to the Plan, the Section 162(m) Grant Limit set forth in Section 5(b), the number of Optioned Shares covered by each outstanding Option, and the per share exercise price of each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, recapitalization, combination, reclassification, the payment of a stock dividend on the Common Stock or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

               The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the number or class of securities covered by any Option, as well as the price to be paid therefor, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

               Unless otherwise determined by the Board, upon the dissolution or liquidation of the Company the Options granted under the Plan shall terminate and thereupon become null and void.

               Upon any merger or consolidation, if the Company is not the surviving corporation, the Options granted under the Plan shall either be assumed by the new entity or shall terminate in accordance with the provisions of the preceding paragraph.

       12. TIME OF GRANTING OPTIONS. Unless otherwise specified by the Committee, the date of grant of an Option under the Plan shall be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Optionee to whom an Option is so granted within a reasonable time after the date of such grant.

       13. AMENDMENT AND TERMINATION OF THE PLAN. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable, except that, without approval of the shareholders of the Company, no such revision or amendment shall change the number of Shares subject to the Plan or change the designation of the class of employees eligible to receive Options. Any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if the Plan had not been amended or terminated.

       14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

       15. RESERVATION OF SHARES. During the term of this Plan the Company will at all times reserve and keep available the number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain from any regulatory body having jurisdiction and authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such Shares as to which such requisite authority shall not have been obtained.

       16. INFORMATION TO OPTIONEE. During the term of any option granted under the Plan, the Company shall provide or otherwise make available to each Optionee a copy of its financial statements at least annually.

       17. OPTION AGREEMENT. Options granted under the Plan shall be evidenced by Option Agreements.

       18. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the Plan is adopted. Any option granted before shareholder approval is obtained and any exercise of such option must be rescinded if such shareholder approval is not obtained within twelve (12) months after the Plan is adopted. Shares issued upon the exercise of such options shall not be counted in determining whether such approval is obtained. Shareholder approval of the Plan and any amendments thereto requiring shareholder approval shall be by the affirmative vote of the holders of a majority of the capital stock of the Company present or represented and entitled to vote at a duly held meeting or by the written consent of the holders of a majority of the outstanding capital stock of the Company entitled to vote.

                                  ZORAN CORPORATION

                                 AMENDED AND RESTATED

                          1995 EMPLOYEE STOCK PURCHASE PLAN



       1.      ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

               1.1 ESTABLISHMENT. The Zoran Corporation 1995 Employee Stock Purchase Plan was initially established effective December 14, 1995 (the "EFFECTIVE DATE"), the effective date of the initial registration by the Company of its Stock under Section 12 of the Exchange Act (the "INITIAL PLAN"). The Initial Plan was amended and restated in its entirety as the Zoran Corporation Amended and Restated 1995 Employee Stock Purchase Plan (the "PLAN") effective as of the date of commencement of the first Offering under the Plan following approval of the Plan by the stockholders of the Company on June 6, 1996.

               1.2 PURPOSE. The purpose of the Plan to provide Eligible Employees of the Participating Company Group with an opportunity to acquire a proprietary interest in the Company through the purchase of Stock. The Company intends that the Plan shall qualify as an "employee stock purchase plan" under
Section 423 of the Code (including any amendments or replacements of such section), and the Plan shall be so construed.

               1.3 TERM OF PLAN. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued.

       2.      DEFINITIONS AND CONSTRUCTION.

               2.1 DEFINITIONS. Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. Whenever used herein, the following terms shall have their respective meanings set forth below:

                      (a) "BOARD" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

                      (b) "CODE" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

                      (c) "COMMITTEE" means a committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                      (d) "COMPANY" means Zoran Corporation, a Delaware corporation, or any successor corporation thereto.

                      (e) "COMPENSATION" means, with respect to an Offering Period under the Plan, all amounts paid in cash in the form of base salary during such Offering Period before deduction for any contributions to any plan maintained by a Participating Company and described in Section 401(k) or Section 125 of the Code. Compensation shall not include commissions, overtime, bonuses, annual awards, other incentive payments, shift premiums, reimbursements of expenses, allowances, long-term disability, workers' compensation or any amount deemed received without the actual transfer of cash or any amounts directly or indirectly paid pursuant to the Plan or any other stock purchase or stock option plan.

                      (f) "ELIGIBLE EMPLOYEE" means an Employee who meets the requirements set forth in Section 5 for eligibility to participate in the Plan.

                      (g) "EMPLOYEE" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company and for purposes of Section 423 of the Code; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan.

                      (h) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                      (i) "FAIR MARKET VALUE" means, as of any date, if there is then a public market for the Stock, the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so reported instead) as reported on the National Association of Securities Dealers Automated Quotation ("NASDAQ") System, the NASDAQ National Market System or such other national or regional securities exchange or market system constituting the primary market for the Stock. If the relevant date does not fall on a day on which the Stock is trading on NASDAQ, the NASDAQ National Market System or other national or regional securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its sole discretion. If there is then no public market for the Stock, the Fair Market Value on any relevant date shall be as determined by the

Board without regard to any restriction other than a restriction which, by its terms, will never lapse. Notwithstanding the foregoing, the Fair Market Value per share of Stock on the Effective Date shall be deemed to be the public offering price set forth in the final prospectus filed with the Securities and Exchange Commission in connection with the initial public offering of the Stock.

                      (j) "OFFERING" means an offering of Stock as provided in Section 6.

                      (k) "OFFERING DATE" means, for any Offering Period, the first day of such Offering Period.

                      (l) "OFFERING PERIOD" means a period determined in accordance with Section 6.1.

                      (m) "PARENT CORPORATION" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

                      (n) "PARTICIPANT" means an Eligible Employee participating in the Plan.

                      (o) "PARTICIPATING COMPANY" means the Company or any Parent Corporation or Subsidiary Corporation which the Board determines should be included in the Plan. The Board shall have the sole and absolute discretion to determine from time to time what Parent Corporations or Subsidiary Corporations shall be Participating Companies.

                      (p) "PARTICIPATING COMPANY GROUP" means, at any point in time, the Company and all other corporations collectively which are then Participating Companies.

                      (q) "PURCHASE DATE" means, for any Purchase Period, the last day of such Purchase Period.

                      (r) "PURCHASE PERIOD" means a period determined in accordance with Section 6.2.

                      (s) "PURCHASE PRICE" means the price at which a share of Stock may be purchased pursuant to the Plan, as determined in accordance with
Section 9.

                      (t) "PURCHASE RIGHT" means an option pursuant to the Plan to purchase such shares of Stock as provided in Section 8 which may or may not be exercised during an Offering Period. Such option arises from the right of a Participant to withdraw such Participant's accumulated payroll deductions not previously applied to the purchase of Stock under the Plan (if any) and terminate participation in the Plan or any Offering therein at any time during an Offering Period.

                      (u) "STOCK" means the common stock, par value $0.001, of the Company, as adjusted from time to time in accordance with Section 4.2.

                      (v) "SUBSIDIARY CORPORATION" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

               2.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural, the plural shall include the singular, and use of the term "or" shall include the conjunctive as well as the disjunctive.

       3. ADMINISTRATION. The Plan shall be administered by the Board, including any duly appointed Committee of the Board. All questions of interpretation of the Plan or of any Purchase Right shall be determined by the Board and shall be final and binding upon all persons having an interest in the Plan or such Purchase Right. Subject to the provisions of the Plan, the Board shall determine all of the relevant terms and conditions of Purchase Rights granted pursuant to the Plan; provided, however, that all Participants granted Purchase Rights pursuant to the Plan shall have the same rights and privileges within the meaning of Section 423(b)(5) of the Code. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

       4.      SHARES SUBJECT TO PLAN.

               4.1 MAXIMUM NUMBER OF SHARES ISSUABLE. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be four hundred thousand (400,000) and shall consist of authorized but unissued or reacquired shares of the Stock, or any combination thereof. If an outstanding Purchase Right for any reason expires or is terminated or canceled, the shares of Stock allocable to the unexercised portion of such Purchase Right shall again be available for issuance under the Plan.

               4.2 ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, or in the event of any merger (including a merger effected for the purpose of changing the Company's domicile), sale of assets or other reorganization in which the Company is a party, appropriate adjustments shall be made in the number and class of shares subject to the Plan, to the Offering Share Limit set forth in Section 8.1 and to each Purchase Right and in the Purchase Price.

       5.      ELIGIBILITY.

               5.1 EMPLOYEES ELIGIBLE TO PARTICIPATE. Any Employee of a Participating Company is eligible to participate in the Plan except the following:

                      (a) Employees who are customarily employed by the Participating Company Group for twenty (20) hours or less per week;

                      (b) Employees who are customarily employed by the Participating Company Group for not more than five (5) months in any calendar year; and

                      (c) Employees who own or hold options to purchase or who, as a result of participation in the Plan, would own or hold options to purchase, stock of the Company or of any Parent Corporation or Subsidiary Corporation possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of such corporation within the meaning of
Section 423(b)(3) of the Code.

               5.2 LEASED EMPLOYEES EXCLUDED. Notwithstanding anything herein to the contrary, any individual performing services for a Participating Company solely through a leasing agency or employment agency shall not be deemed an "Employee" of such Participating Company.

       6.      OFFERINGS.

               6.1 OFFERING PERIODS. Except as otherwise set forth below, the Plan shall be implemented by sequential Offerings of approximately twenty-four (24) months duration (an "OFFERING PERIOD"); provided, however that the first Offering Period shall commence on the Effective Date and end on October 31, 1997 (the "INITIAL OFFERING PERIOD"). Subsequent Offerings shall commence on the first days of May and November of each year and end on the last days of the second April and October, respectively, occurring thereafter. Notwithstanding the foregoing, the Board may establish a different term for one or more Offerings or different commencing or ending dates for such Offerings; provided, however, that no Offering may exceed a term of twenty-seven (27) months. An Employee who becomes an Eligible Employee after an Offering Period has commenced shall not be eligible to participate in such Offering but may participate in any subsequent Offering provided such Employee is still an Eligible Employee as of the commencement of any such subsequent Offering. Eligible Employees may not participate in more than one Offering at a time. In the event the first or last day of an Offering Period is not a business day, the Company shall specify the business day that will be deemed the first or last day, as the case may be, of the Offering Period.

               6.2 PURCHASE PERIODS. Each Offering Period shall consist of four (4) consecutive purchase periods of approximately six (6) months duration (individually, a "PURCHASE PERIOD"). The Purchase Period commencing on the Offering Date of the Initial Offering Period shall end on April 30, 1996. A Purchase Period commencing on the first day of May shall end on the last day of the next following October. A Purchase Period commencing on the first day of November shall end on the last day of the next following April. Notwithstanding the foregoing, the Board may establish a different term for one or more Purchase Periods or different commencing or ending dates for such Purchase Periods. In the event the first or last day of a Purchase Period is not a business day, the Company shall specify the business day that will be deemed the first or last day, as the case may be, of the Purchase Period.

               6.3 GOVERNMENTAL APPROVAL; STOCKHOLDER APPROVAL. Notwithstanding any other provision of the Plan to the contrary, any Purchase Right granted pursuant to the Plan shall be subject to (a) obtaining all necessary governmental approvals or qualifications of the sale or issuance of the Purchase Rights or the shares of Stock and (b) obtaining stockholder approval of the Plan. Notwithstanding the foregoing, stockholder approval shall not be necessary in order to grant any Purchase Right granted in the Plan's Initial Offering Period; provided, however, that the exercise of any such Purchase Right shall be subject to obtaining stockholder approval of the Plan.

       7.      PARTICIPATION IN THE PLAN.

               7.1 INITIAL PARTICIPATION. An Eligible Employee shall become a Participant on the first Offering Date after satisfying the eligibility requirements of Section 5 and delivering to the Company's payroll office or other office designated by the Company not later than the close of business for such office on the last business day before such Offering Date (the "SUBSCRIPTION DATE") a subscription agreement indicating the Employee's election to participate in the Plan and authorizing payroll deductions. An Eligible Employee who does not deliver a subscription agreement to the Company's payroll or other designated office on or before the Subscription Date shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless such Employee subsequently enrolls in the Plan by filing a subscription agreement with the Company by the Subscription Date for such subsequent Offering Period. The Company may, from time to time, change the Subscription Date as deemed advisable by the Company in its sole discretion for proper administration of the Plan.

               7.2 CONTINUED PARTICIPATION. A Participant shall automatically participate in the Offering Period commencing immediately after the final Purchase Date of each Offering Period in which the Participant participates until such time as such Participant (a) ceases to be an Eligible Employee, (b) withdraws from the Plan pursuant to Section 13.2 or (c) terminates employment as provided in Section 14.

If a Participant automatically may participate in a subsequent Offering Period pursuant to this Section 7.2, then the Participant is not required to file any additional subscription agreement for such subsequent Offering
Period in order to continue participation in the Plan.   However, a
Participant may file a subscription agreement with respect to a subsequent Offering Period if the Participant desires to change any of the Participant's elections contained in the Participant's then effective subscription agreement.

       8.      RIGHT TO PURCHASE SHARES.

               8.1 PURCHASE RIGHT. Except as set forth below, during an Offering Period each Participant in such Offering Period shall have a Purchase Right consisting of the right to purchase that number of whole shares of Stock arrived at by dividing Fifty Thousand Dollars ($50,000) by the Fair Market Value of a share of Stock on the Offering Date of such Offering Period; provided, however, that such number shall not exceed 5,000 shares (the "OFFERING SHARE LIMIT"). Shares of Stock may only be purchased through a Participant's payroll deductions pursuant to Section 10.

               8.2 PRO RATA ADJUSTMENT OF PURCHASE RIGHT. Notwithstanding the foregoing, if the Board shall establish an Offering Period of less than twenty-three and one-half (23 1/2) months in duration or more than twenty-four and one-half (24 1/2) months in duration, (a) the dollar amount in Section 8.1 shall be determined by multiplying $2,083.33 by the number of months in the Offering Period and rounding to the nearest whole dollar, and (b) the Offering Share Limit shall be determined by multiplying 208.33 shares by the number of months in the Offering Period and rounding to the nearest whole share. For purposes of the preceding sentence, fractional months shall be rounded to the nearest whole month.

       9. PURCHASE PRICE. The Purchase Price at which each share of Stock may be acquired in a given Offering Period pursuant to the exercise of all or any portion of a Purchase Right granted under the Plan shall be set by the Board; provided, however, that the Purchase Price shall not be less than eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period, or (b) the Fair Market Value of a share of Stock on the Purchase Date of the Offering Period. Unless otherwise provided by the Board prior to the commencement of an Offering Period, the Purchase Price for that Offering Period shall be eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period, or (b) the Fair Market Value of a share of Stock on the Purchase Date of the Offering Period.

       10. ACCUMULATION OF PURCHASE PRICE THROUGH PAYROLL DEDUCTION. Shares of Stock which are acquired pursuant to the exercise of all or any portion of a Purchase Right for an Offering Period may be paid for only by means of payroll deductions from the Participant's Compensation accumulated during the Offering

Period. Except as set forth below, the amount of Compensation to be deducted from a Participant's Compensation during each pay period shall be determined by the Participant's subscription agreement.

               10.1 COMMENCEMENT OF PAYROLL DEDUCTIONS. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in the Plan.

               10.2 LIMITATIONS ON PAYROLL DEDUCTIONS. The amount of payroll deductions with respect to the Plan for any Participant during any pay period shall be in one percent (1%) increments not to exceed ten percent (10%) of the Participant's Compensation for such pay period. Notwithstanding the foregoing, the Board may change the limits on payroll deductions effective as of a future Offering Date, as determined by the Board. Amounts deducted from Compensation shall be reduced by any amounts contributed by the Participant and applied to the purchase of Company stock pursuant to any other employee stock purchase plan qualifying under Section 423 of the Code.

               10.3 ELECTION TO CHANGE OR STOP PAYROLL DEDUCTIONS. During an Offering Period, a Participant may elect to increase or decrease the amount deducted or stop deductions from his or her Compensation by filing an amended subscription agreement with the Company on or before the "Change Notice Date." The "CHANGE NOTICE DATE" shall initially be the seventh (7th) day prior to the end of the first pay period for which such election is to be effective; however, the Company may change such Change Notice Date from time to time. A Participant who elects to decrease the rate of his or her payroll deductions to zero percent (0%) shall nevertheless remain a Participant in the current Offering Period unless such Participant subsequently withdraws from the Offering or the Plan as provided in Sections 13.1 and 13.2, respectively, or is automatically withdrawn from the Offering as provided in Section 13.4.

               10.4 PARTICIPANT ACCOUNTS. Individual Plan accounts shall be maintained for each Participant. All payroll deductions from a Participant's Compensation shall be credited to such account and shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

               10.5 NO INTEREST PAID. Interest shall not be paid on sums deducted from a Participant's Compensation pursuant to the Plan.

               10.6 COMPANY ESTABLISHED PROCEDURES. The Company may, from time to time, establish or change (a) a minimum required payroll deduction amount for participation in an Offering, (a) limitations on the frequency or number of changes in the rate of payroll deduction during an Offering, (c) an exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, (d) payroll deduction in excess of or less than the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of subscription agreements, (e) the date(s) and manner by which the Fair Market Value of a share of Stock is determined for purposes of administration of the Plan, or (vi) such other limitations or procedures as deemed advisable by the Company in the Company's sole discretion which are consistent with the Plan and in accordance with the requirements of Section 423 of the Code.

       11.     PURCHASE OF SHARES.

               11.1 EXERCISE OF PURCHASE RIGHT. On each Purchase Date of an Offering Period, each Participant who has not withdrawn from the Offering or whose participation in the Offering has not terminated on or before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant's Purchase Right the number of whole shares of Stock arrived at by dividing the total amount of the Participant's accumulated payroll deductions for the Purchase Period by the Purchase Price; provided, however, in no event shall the number of shares purchased by the Participant during an Offering Period exceed the number of shares subject to the Participant's Purchase Right. No shares of Stock shall be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering or the Plan has terminated on or before such Purchase Date.

               11.2 RETURN OF CASH BALANCE. Any cash balance remaining in the Participant's Plan account shall be refunded to the Participant as soon as practicable after the Purchase Date. In the event the cash to be returned to a Participant pursuant to the preceding sentence is an amount less than the amount necessary to purchase a whole share of Stock, the Company may establish procedures whereby such cash is maintained in the Participant's Plan account and applied toward the purchase of shares of Stock in the subsequent Purchase Period or Offering Period.

               11.3 TAX WITHHOLDING. At the time a Participant's Purchase Right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares of Stock he or she acquires under the Plan, the Participant shall make adequate provision for the foreign, federal, state and local tax withholding obligations of the Participating Company Group, if any, which arise upon exercise of the Purchase Right or upon such disposition of shares, respectively. The Participating Company Group may, but shall not be obligated to, withhold from the Participant's compensation the amount necessary to meet such withholding obligations.

               11.4 EXPIRATION OF PURCHASE RIGHT. Any portion of a Participant's Purchase Right remaining unexercised after the end of the Offering Period to which such Purchase Right relates shall expire immediately upon the end of such Offering Period.

       12.     LIMITATIONS ON PURCHASE OF SHARES; RIGHTS AS A STOCKHOLDER.

               12.1 FAIR MARKET VALUE LIMITATION. Notwithstanding any other provision of the Plan, no Participant shall be entitled to purchase shares of Stock under the Plan (or any other employee stock purchase plan which is intended to meet the requirements of Section 423 of the Code sponsored by the Company or a Parent Corporation or Subsidiary Corporation) at a rate which exceeds $25,000 in Fair Market Value, which Fair Market Value is determined for shares purchased during a given Offering Period as of the Offering Date for such Offering Period (or such other limit as may be imposed by the Code), for each calendar year in which the Participant participates in the Plan (or any other employee stock purchase plan described in this sentence).

               12.2 PRO RATA ALLOCATION. In the event the number of shares of Stock which might be purchased by all Participants in the Plan exceeds the number of shares of Stock available in the Plan, the Company shall make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as the Company shall determine to be equitable.

               12.3 RIGHTS AS A STOCKHOLDER AND EMPLOYEE. A Participant shall have no rights as a stockholder by virtue of the Participant's participation in the Plan until the date of the issuance of a stock certificate for the shares of Stock being purchased pursuant to the exercise of the Participant's Purchase Right. No adjustment shall be made for cash dividends or distributions or other rights for which the record date is prior to the date such stock certificate is issued. Nothing herein shall confer upon a Participant any right to continue in the employ of the Participating Company Group or interfere in any way with any right of the Participating Company Group to terminate the Participant's employment at any time.

       13.     WITHDRAWAL.

               13.1 WITHDRAWAL FROM AN OFFERING. A Participant may withdraw from an Offering by signing and delivering to the Company's payroll or other designated office a written notice of withdrawal on a form provided by the Company for such purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period; provided, however, if a Participant withdraws after a Purchase Date, the withdrawal shall not affect shares of Stock acquired by the Participant on such Purchase Date. Unless otherwise indicated, withdrawal from an Offering shall not result in a withdrawal from the Plan or any succeeding Offering therein. By withdrawing from an Offering effective as of the close of a given Purchase Date, a Participant may have shares of Stock purchased on such Purchase Date and immediately commence participation in the new Offering commencing immediately after such Purchase Date. A Participant is prohibited from again participating in an Offering at any time following withdrawal from such Offering. The Company may impose, from time to time, a requirement that the notice of withdrawal be on file with the Company's payroll office or other designated office for a reasonable period prior to the effectiveness of the Participant's withdrawal from an Offering.

               13.2 WITHDRAWAL FROM THE PLAN. A Participant may withdraw from the Plan by signing and delivering to the Company's payroll office or other designated office a written notice of withdrawal on a form provided by the Company for such purpose. Withdrawals made after a Purchase Date shall not affect shares of Stock acquired by the Participant on such Purchase Date. In the event a Participant voluntarily elects to withdraw from the Plan, the Participant may not resume participation in the Plan during the same Offering Period, but may participate in any subsequent Offering under the Plan by again satisfying the requirements of Sections 5 and 7.1. The Company may impose, from time to time, a requirement that the notice of withdrawal be on file with the Company's payroll office or other designated office for a reasonable period prior to the effectiveness of the Participant's withdrawal from the Plan.

               13.3 RETURN OF PAYROLL DEDUCTIONS. Upon a Participant's withdrawal from an Offering or the Plan pursuant to Sections 13.1 or 13.2, respectively, the Participant's accumulated payroll deductions which have not been applied toward the purchase of shares of Stock shall be returned as soon as practicable after the withdrawal, without the payment of any interest, to the Participant, and the Participant's interest in the Offering or the Plan, as applicable, shall terminate. Such accumulated payroll deductions may not be applied to any other Offering under the Plan.

               13.4   AUTOMATIC WITHDRAWAL FROM AN OFFERING.  If the Fair
Market Value of a share of Stock on a Purchase Date of an Offering (other than the final Purchase Date of such Offering) is less than the Fair Market Value of a share of Stock on the Offering Date for such Offering, then every Participant shall automatically (a) be withdrawn from such Offering at the close of such Purchase Date and after the acquisition of shares of Stock for such Purchase Period and (b) be enrolled in the Offering commencing on the first business day subsequent to such Purchase Period. A Participant may elect not to be automatically withdrawn from an Offering Period pursuant to this Section 13.4 by delivering to the Company not later than the close of business on the last day before the Purchase Date a written notice indicating such election.

               13.5 WAIVER OF WITHDRAWAL RIGHT. The Company may, from time to time, establish a procedure pursuant to which a Participant may elect, at least six (6) months prior to a Purchase Date, to have all payroll deductions accumulated in his or her Plan account as of such Purchase Date applied to purchase shares of

Stock under the Plan, and (a) to waive his or her right to withdraw from the Offering or the Plan and (b) to waive his or her right to increase, decrease, or cease payroll deductions under the Plan from his or her Compensation during the Purchase Period ending on such Purchase Date. Such election shall be made in writing on a form provided by the Company for such purpose and must be delivered to the Company not later than the close of business on the day preceding the date which is six (6) months before the Purchase Date for which such election is to first be effective.

       14. TERMINATION OF EMPLOYMENT OR ELIGIBILITY. Termination of a Participant's employment with the Company for any reason, including retirement, disability or death or the failure of a Participant to remain an Eligible Employee, shall terminate the Participant's participation in the Plan immediately. In such event, the payroll deductions credited to the Participant's Plan account since the last Purchase Date shall, as soon as practicable, be returned to the Participant or, in the case of the Participant's death, to the Participant's legal representative, and all of the Participant's rights under the Plan shall terminate. Interest shall not be paid on sums returned to a Participant pursuant to this Section 14. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by again satisfying the requirements of Sections 5 and 7.1.

       15.     TRANSFER OF CONTROL.

               15.1   DEFINITIONS.

                      (a) An "OWNERSHIP CHANGE EVENT" shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

                      (b) A "TRANSFER OF CONTROL" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the "TRANSACTION") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "TRANSFEREE CORPORATION(S)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the

Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

               15.2 EFFECT OF TRANSFER OF CONTROL ON PURCHASE RIGHTS. In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), may assume the Company's rights and obligations under the Plan or substitute substantially equivalent Purchase Rights for stock of the Acquiring Corporation. If the Acquiring Corporation elects not to assume or substitute for the outstanding Purchase Rights, the Board may, in its sole discretion and notwithstanding any other provision herein to the contrary, adjust the Purchase Date of the then current Purchase Period to a date on or before the date of the Transfer of Control, but shall not adjust the number of shares of Stock subject to any Purchase Right. All Purchase Rights which are neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control shall terminate and cease to be outstanding effective as of the date of the Transfer of Control. Notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Purchase Rights immediately prior to an Ownership Change Event described in Section 15.1(a)(i) constituting a Transfer of Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of
Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Purchase Rights shall not terminate unless the Board otherwise provides in its sole discretion.

       16. NONTRANSFERABILITY OF PURCHASE RIGHTS. A Purchase Right may not be transferred in any manner otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. The Company, in its absolute discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of a Purchase Right as it deems appropriate and any such restriction shall be set forth in the respective subscription agreement and may be referred to on the certificates evidencing such shares.

       17. REPORTS. Each Participant who exercised all or part of his or her Purchase Right for a Purchase Period shall receive, as soon as practicable after the Purchase Date of such Purchase Period, a report of such Participant's Plan account setting forth the total payroll deductions accumulated, the number of shares of Stock purchased, the Purchase Price for such shares, the date of purchase and the remaining cash balance to be refunded or retained in the Participant's Plan account pursuant to Section 11.2, if any. Each Participant shall be provided information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

       18. RESTRICTION ON ISSUANCE OF SHARES. The issuance of shares under the Plan shall be subject to compliance with all applicable requirements of foreign, federal or state law with respect to such securities. A Purchase Right may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable foreign, federal or state securities laws or other law or regulations. In addition, no Purchase Right may be exercised unless (a) a registration statement under the Securities Act of 1933, as amended, shall at the time of exercise of the Purchase Right be in effect with respect to the shares issuable upon exercise of the Purchase Right, or
(b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of said Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of a Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

       19. LEGENDS. The Company may at any time place legends or other identifying symbols referencing any applicable foreign, federal or state securities law restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing shares of Stock issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include but shall not be limited to the following:

               "THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON THE PURCHASE OF SHARES UNDER AN EMPLOYEE STOCK PURCHASE PLAN AS DEFINED IN SECTION 423 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER HEREOF MADE ON OR BEFORE ____________, 19__ . THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE PLAN

IN THE REGISTERED HOLDER'S NAME (AND NOT IN THE NAME OF ANY NOMINEE) PRIOR TO THIS DATE."

       20. NOTIFICATION OF SALE OF SHARES. The Company may require the Participant to give the Company prompt notice of any disposition of shares acquired by exercise of a Purchase Right within two years from the date of granting such Purchase Right or one year from the date of exercise of such Purchase Right. The Company may require that until such time as a Participant disposes of shares acquired upon exercise of a Purchase Right, the Participant shall hold all such shares in the Participant's name (and not in the name of any nominee) until the lapse of the time periods with respect to such Purchase Right referred to in the preceding sentence. The Company may direct that the certificates evidencing shares acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.

       21. AMENDMENT OR TERMINATION OF THE PLAN. The Board may at any time amend or terminate the Plan, except that (a) such termination shall not affect Purchase Rights previously granted under the Plan, except as permitted under the Plan, and (b) no amendment may adversely affect a Purchase Right previously granted under the Plan (except to the extent permitted by the Plan or as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to
Section 423 of the Code or to obtain qualification or registration of the shares of Stock under applicable foreign, federal or state securities laws). In addition, an amendment to the Plan must be approved by the stockholders of the Company within twelve (12) months of the adoption of such amendment if such amendment would authorize the sale of more shares than are authorized for issuance under the Plan or would change the definition of the corporations that may be designated by the Board as Participating Companies.

       22. CONTINUATION OF INITIAL PLAN AS TO OUTSTANDING PURCHASE RIGHTS. Any other provision of the Plan to the contrary notwithstanding, the terms of the Initial Plan shall remain in effect and apply to all Purchase Rights granted pursuant to the Initial Plan.

       IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Zoran Corporation Amended and Restated 1995 Employee Stock Purchase Plan as duly adopted by the Board of Directors of the Company on January 24, 1996 and amended through April 23, 1997.


                                             ---------------------------------
                                             Secretary

                                     PLAN HISTORY

October 13, 1995      Board adopts Initial Plan, with an initial reserve of
                      150,000 shares (post the 1:3 reverse stock split on 12/14/95).

December 14, 1995     Effective date of stockholder action by consent without
                      meeting, approving Initial Plan, with an initial reserve of 150,000 shares (post the 1:3 reverse stock split on 12/14/95).

December 14, 1995     The Plan initially was effective December 14, 1995, the
                      effective date of the initial registration by the Company of its Stock under Section 12 of the Exchange Act.

January 24, 1996      Subject to stockholder approval, Board amends and
                      restates the Plan to increase the number of shares subject to a purchase right and to eliminate a limit on the number of shares purchasable in a calendar year less than the calendar year limit imposed by Section 423 of the Code. The amended and restated Plan will be effective as of the date of commencement of the first offering under the Plan following approval by the stockholders.

May 23, 1996          Stockholders approve Plan, as amended January 24, 1996.

April 23, 1997        Board amends Plan to increase share reserve by
                      ____________ shares to ______________ shares and to
                      permit increases in the rate of payroll deductions.

[June __, 1997]       Stockholders approve amendment increasing share reserve
                      to ___________ shares.

                                  ZORAN CORPORATION
                          1995 EMPLOYEE STOCK PURCHASE PLAN
                                SUBSCRIPTION AGREEMENT

/ / Original Application for participation commencing with the Offering Period beginning _________________________, 199__.

/ / Change in Percentage of Payroll Deductions effective with the pay period ending _________________________, 199__.

       I hereby elect to participate in the 1995 Employee Stock Purchase Plan (the "PLAN") of Zoran Corporation (the "COMPANY") and subscribe to purchase shares of the Company's common stock as determined in accordance with the terms of the Plan.

       I hereby authorize payroll deductions in the amount of percent (in 1% increments not to exceed 10%) of my "COMPENSATION" (as defined in the Plan) from each paycheck throughout the "OFFERING PERIOD" (as defined in the Plan) in accordance with the terms of the Plan. I understand that these payroll deductions will be accumulated for the purchase of shares of common stock of the Company at the applicable purchase price determined in accordance with the Plan. I further understand that, except as otherwise set forth in the Plan, shares will be purchased for me automatically on the last day of each Purchase Period unless I withdraw from the Plan or from the Offering by giving written notice to the Company or unless I terminate employment.

       I further understand that I will automatically participate in each subsequent Offering which commences immediately after the last day of an Offering in which I am participating under the Plan until such time as I file with the Company a notice of withdrawal from the Plan on such form as may be established from time to time by the Company or I terminate employment.

       Shares purchased for me under the Plan should be issued in the name set forth below. (I understand that shares may be issued either in my name alone or together with my spouse as community property or in joint tenancy.)

               NAME:          __________________________________________________

               ADDRESS:       __________________________________________________

                              __________________________________________________

               MY SOCIAL SECURITY NUMBER: ______________________________________

       I hereby authorize withholding from my compensation in order to satisfy the foreign, federal, state and local tax withholding obligations, if any, which may arise upon my purchase of shares under the Plan and/or upon my disposition of shares I acquired under the Plan. I hereby agree that until I dispose of the shares, unless otherwise permitted by the Company, I will hold all shares I acquire under the Plan in the name entered above (and not in the name of any nominee) for at least two (2) years from the first day of the Offering Period in which, and at least one (1) year from the Purchase Date on which, I acquired such shares. I further agree that I will promptly notify the Chief Financial Officer of the Company in writing of any transfer of such shares prior to the end of the periods referred to in the preceding sentence.

       I am familiar with the provisions of the Plan and hereby agree to participate in the Plan subject to all of the provisions thereof. I understand that the Board of Directors of the Company reserves the right to amend the Plan and my right to purchase stock under the Plan as may be necessary to qualify the Plan as an employee stock purchase plan as defined in Section 423 of the Internal Revenue Code of 1986, as amended, or to obtain qualification or registration of the Company's common stock to be issued out of the Plan under applicable foreign, federal and state securities laws. I understand that the effectiveness of this subscription agreement is dependent upon my eligibility to participate in the Plan.

Date: _________________   Signature:____________________________

                                  Name
Printed:__________________________

                                  ZORAN CORPORATION
                          1995 EMPLOYEE STOCK PURCHASE PLAN
                                 NOTICE OF WITHDRAWAL

       I hereby elect to withdraw from the offering of the common stock of Zoran Corporation (the "COMPANY") under the Company's 1995 Employee Stock Purchase Plan (the "PLAN") which began on _________________________, 199__ and in which I am currently participating (the "CURRENT OFFERING").

       MAKE ONE ELECTION UNDER SECTION A AND ONE ELECTION UNDER SECTION B:

A. CURRENT OFFERING. As to my participation in the current purchase period (the "Current Purchase Period") of the Current Offering under the Plan, I elect as follows (check one):

/ /    1.      I elect to terminate my participation in the Current Purchase
               Period immediately.

               I hereby request that all payroll deductions credited to my account under the Plan (if any) not previously used to purchase shares under the Plan shall NOT be used to purchase shares on the last day of the Current Purchase Period. Instead, I request that all such amounts be paid to me as soon as practicable. I understand that this election immediately terminates my interest in the Current Offering.

/ /    2.      I elect to terminate my participation in the Current Offering following my purchase of shares on the last day of the Current
               Purchase Period.

               I hereby request that all payroll deductions credited to my account under the Plan (if any) not previously used to purchase shares under the Plan shall be used to purchase shares on the last day of the Current Purchase Period. I understand that this election will terminate my interest in the Current Offering immediately following such purchase. I request that any cash balance remaining in my account under the Plan after my purchase of shares be returned to me as soon as practicable.

       I understand that if no election is made as to participation in the Current Offering under the Plan, I will be deemed to have elected to participate in the Current Offering.

B. FUTURE OFFERINGS. As to my participation in future offerings of common stock under the Plan, I elect as follows (check one):

/ /    1.      I elect to participate in future offerings under the Plan.

               I understand that by making this election I will participate in the next offering under the Plan commencing subsequent to the Current Offering, and in each subsequent offering commencing immediately after the last day of an offering in which I participate, until such time as I elect to withdraw from the Plan or from any such subsequent offering.

/ /    2.      I elect NOT to participate in future offerings under the Plan.

               I understand that by making this election I terminate my interest in the Plan and that no further payroll deductions will be made unless I elect in accordance with the Plan to become a participant in another offering under the Plan.

       I understand that if no election is made as to participation in future offerings under the Plan, I will be deemed to have elected to participate in such future offerings.


Date:_____________________    Signature:_______________________________________


                              Name Printed:____________________________________

                              ZORAN CORPORATION

                  PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                     SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned, revoking all prior proxies, hereby appoints Levy Gerzberg and Karl Schneider, or either of them, with full power of substitution, as proxies to represent and vote as designated in this proxy any and all of the shares of stock of Zoran Corporation, held or owned by or standing in the name of the undersigned on the Company's books on April 29, 1999 at the Annual Meeting of Stockholders of the Company to be held at the Company's offices at 3112 Scott Blvd., Santa Clara, CA 95054 at 2:00 p.m. on June 18, 1999, and any continuation or adjournment thereof, with all powers the undersigned would possess if personally present at the meeting.

     The undersigned hereby directs and authorizes said proxies, and each of them, or their substitute or substitutes, to vote as specified with respect to the proposals listed on the reverse side, or, if no specification is made, to vote in favor thereof.

     The undersigned hereby further confers upon said proxies, and each of them, or their substitute or substitutes, discretionary authority to vote with respect to all other matters, which may properly come before the meeting or any continuation or adjournment thereof.

     The undersigned hereby acknowledges receipt of: (a) Notice of Annual Meeting of Stockholders of the Company, (b) accompanying Proxy Statement, and
(c) Annual Report to Stockholders for the fiscal year ending December 31, 1998.

                          (TO BE SIGNED ON REVERSE SIDE)

                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

A /X/ PLEASE MARK YOUR
      VOTES AS IN THIS
      EXAMPLE.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2, 3 AND 4.

1.   Election of the six (6) directors to the Board of Directors.

            FOR                  WITHHELD
            / /                    / /

For all nominees except as follows:

------------------------------------------------

Nominees:   Levy Gerzberg
            Uzia Galil
            George T. Haber
            James O. Meindl
            Arthur B. Stabenow
            Philip M. Young

2. To approve an amendment to the 1993 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 350,000 shares.

            FOR           AGAINST       ABSTAIN
            / /             / /           / /

3. To approve an amendment to the 1995 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 100,000 shares.

            FOR           AGAINST       ABSTAIN
            / /             / /           / /

4. To ratify the appointment of Price Waterhouse LLP as independent accountants of the Company for the fiscal year ending December 31, 1998.

            FOR           AGAINST       ABSTAIN
            / /             / /           / /

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

                                                  MARK HERE FOR ADDRESS    / /
                                                  CHANGE AND NOTE AT LEFT


Signature: ________________________________________ Date: _____________________

Signature: ________________________________________ Date: _____________________

Note: Sign exactly as your name(s) appears on your stock certificate. If shares of stock are held in the name of two or more persons or in the name of husband and wife, either as joint tenants or otherwise, both or all of such persons should sign the above Proxy. If shares of stock are held by a corporation, the Proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary. Executors or administrators or other fiduciaries who execute the above Proxy for a deceased stockholder should give their full title. Please date the Proxy.